                                                                    EXHIBIT 99.1

                          AGREEMENT AND PLAN OF MERGER
                          DATED AS OF OCTOBER 31, 2000
                                  BY AND AMONG
                          ALLIED CAPITAL CORPORATION,
                       ALLIED CAPITAL B SUB CORPORATION,
                                      AND
                          BLC FINANCIAL SERVICES, INC.
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                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
ARTICLE I             THE MERGER; EFFECT OF MERGER................................   A-1
     Section 1.1      The Merger..................................................   A-1
     Section 1.2      Effective Time of the Merger................................   A-1
     Section 1.3      Effects of Merger...........................................   A-1
ARTICLE II            THE SURVIVING CORPORATION...................................   A-2
     Section 2.1      Certificate of Incorporation................................   A-2
     Section 2.2      By-Laws.....................................................   A-2
     Section 2.3      Officers and Directors......................................   A-2
ARTICLE III           CONVERSION OF SHARES........................................   A-2
     Section 3.1      Conversion of Shares........................................   A-2
     Section 3.2      Surrender...................................................   A-3
     Section 3.3      Dividends; Transfer Taxes...................................   A-4
     Section 3.4      Fractional Securities.......................................   A-4
     Section 3.5      Closing of Company Transfer Books...........................   A-4
     Section 3.6      Stockholder Approval........................................   A-4
     Section 3.7      Tax Treatment...............................................   A-5
     Section 3.8      Exercise and Conversion of Vested Stock Options and
                      Warrants....................................................   A-5
     Section 3.9      Redemption or Conversion of Convertible Debentures..........   A-5
ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............   A-5
     Section 4.1      Execution and Delivery......................................   A-5
     Section 4.2      Consents and Approvals......................................   A-6
     Section 4.3      No Breach...................................................   A-6
     Section 4.4      Organization, Standing and Authority........................   A-7
     Section 4.5      Capitalization of the Company...............................   A-7
     Section 4.6      Options and Other Stock Rights..............................   A-7
     Section 4.7      Subsidiaries................................................   A-8
     Section 4.8      Corporate Records...........................................   A-8
     Section 4.9      Information in Disclosure Documents.........................   A-9
     Section 4.10     SEC Documents; Financial Statements.........................   A-9
     Section 4.11     Liabilities.................................................  A-10
     Section 4.12     No Company Material Adverse Effect..........................  A-10
     Section 4.13     Compliance with Laws........................................  A-10
     Section 4.14     Permits.....................................................  A-10
     Section 4.15     Actions and Proceedings.....................................  A-10
     Section 4.16     Contracts and Other Agreements..............................  A-11
     Section 4.17     Loan Portfolios.............................................  A-13
     Section 4.18     Real Property...............................................  A-14
     Section 4.19     Intellectual Property.......................................  A-15
     Section 4.20     Receivables.................................................  A-16
     Section 4.21     Banking.....................................................  A-16
     Section 4.22     Liens.......................................................  A-16
     Section 4.23     Employee Benefit Plans......................................  A-16
     Section 4.24     Employee Relations..........................................  A-18
     Section 4.25     Insurance...................................................  A-18
     Section 4.26     Officers, Directors, Employees, Consultants.................  A-18
     Section 4.27     Transactions with Directors, Officers and Affiliates........  A-19
     Section 4.28     Operations of the Company...................................  A-19
     Section 4.29     Brokerage...................................................  A-20
     Section 4.30     Taxes.......................................................  A-21

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
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                                                                                    PAGE
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
     Section 4.31     Environmental Laws..........................................  A-22
     Section 4.32     Company Action..............................................  A-23
     Section 4.33     Opinion of Financial Advisor................................  A-23
     Section 4.34     Cancellation of Certain Agreements..........................  A-23
     Section 4.35     Status of Certain Employment Agreements.....................  A-23
ARTICLE V             REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB............  A-24
     Section 5.1      Execution and Delivery......................................  A-24
     Section 5.2      Consents and Approvals......................................  A-24
     Section 5.3      No Breach...................................................  A-25
     Section 5.4      SEC Documents; Financial Statements.........................  A-25
     Section 5.5      Shares of Parent Common Stock...............................  A-26
     Section 5.6      Organization, Standing and Authority of Parent and Sub......  A-26
     Section 5.7      Capitalization..............................................  A-26
     Section 5.8      Brokerage...................................................  A-26
     Section 5.9      Information in Disclosure Documents.........................  A-26
     Section 5.10     No Material Adverse Change..................................  A-27
     Section 5.11     Sub Action..................................................  A-27
     Section 5.12     Options and Other Stock Rights..............................  A-27
     Section 5.13     Tax Information in Disclosure Documents.....................  A-27
     Section 5.14     Liabilities.................................................  A-28
     Section 5.15     Compliance with Laws........................................  A-28
     Section 5.16     Permits.....................................................  A-28
     Section 5.17     Actions and Proceedings.....................................  A-28
     Section 5.18     Loan Portfolio..............................................  A-28
     Section 5.19     No Prior Activities.........................................  A-29
ARTICLE VI            COVENANTS AND AGREEMENTS....................................  A-29
     Section 6.1      Conduct of Business.........................................  A-29
     Section 6.2      Litigation Involving the Company............................  A-30
     Section 6.3      Continued Effectiveness of Representations and Warranties of
                      the Parties.................................................  A-30
     Section 6.4      Corporate Examinations and Investigations;
                      Confidentiality.............................................  A-31
     Section 6.5      Indemnification of Company Officers and Directors...........  A-31
     Section 6.6      Registration Statement/Proxy Statement......................  A-32
     Section 6.7      Compliance with the Securities Act..........................  A-32
     Section 6.8      Nasdaq Listing..............................................  A-32
     Section 6.9      Acquisition Proposals.......................................  A-32
     Section 6.10     Parent and Sub Approvals....................................  A-34
     Section 6.11     Company Approvals...........................................  A-34
     Section 6.12     Nomination to Surviving Company Board.......................  A-34
     Section 6.13     Expenses....................................................  A-35
     Section 6.14     Further Assurances..........................................  A-35
     Section 6.15     Hart-Scott-Rodino...........................................  A-35
     Section 6.16     SBA Approval................................................  A-35
     Section 6.17     Updating Schedules..........................................  A-36
     Section 6.18     Employee Benefits...........................................  A-36
     Section 6.19     Company Recapitalization....................................  A-36
ARTICLE VII           CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION TO EFFECT
                      THE MERGER..................................................  A-37
     Section 7.1      Company Stockholder Approval................................  A-37
     Section 7.2      Listing of Shares...........................................  A-37
     Section 7.3      Hart-Scott-Rodino...........................................  A-37

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
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
     Section 7.4      Effectiveness of Registration Statement.....................  A-37
     Section 7.5      SBA Approval................................................  A-37
     Section 7.6      Litigation..................................................  A-37
     Section 7.7      Futuronics Merger; Company Recapitalization.................  A-37
ARTICLE VIII          CONDITIONS PRECEDENT TO THE OBLIGATION OF PARENT AND SUB TO
                      EFFECT THE MERGER...........................................  A-38
     Section 8.1      Representations and Covenants...............................  A-38
     Section 8.2      Absence of Material Adverse Change..........................  A-38
     Section 8.3      Receipt of Agreements.......................................  A-38
     Section 8.4      Exercise and Conversion of Vested Stock Options and
                      Warrants....................................................  A-38
     Section 8.5      Unvested Options............................................  A-38
     Section 8.6      Convertible Debentures......................................  A-38
     Section 8.7      Tax Opinion.................................................  A-38
     Section 8.8      Closing Conditions..........................................  A-39
ARTICLE IX            CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO
                      EFFECT THE MERGER...........................................  A-39
     Section 9.1      Representations and Covenants...............................  A-39
     Section 9.2      Absence of Material Adverse Change..........................  A-39
     Section 9.3      Tax Opinion.................................................  A-39
     Section 9.4      Closing Conditions..........................................  A-39
ARTICLE X             CLOSING.....................................................  A-40
ARTICLE XI            NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES COVENANTS AND
                      AGREEMENTS..................................................  A-40
     Section 11.1     Non-Survival of Representations, Warranties, Covenants and
                      Agreements..................................................  A-40
ARTICLE XII           TERMINATION OF AGREEMENT....................................  A-40
     Section 12.1     Termination.................................................  A-40
     Section 12.2     Effect of Termination.......................................  A-41
ARTICLE XIII          DEFINITIONS.................................................  A-41
     Section 13.1     Definitions.................................................  A-41
ARTICLE XIV           MISCELLANEOUS...............................................  A-47
     Section 14.1     Publicity...................................................  A-47
     Section 14.2     Parent Guaranty.............................................  A-47
     Section 14.3     Notices.....................................................  A-47
     Section 14.4     Entire Agreement............................................  A-48
     Section 14.5     Waivers and Amendments; Non Contractual Remedies;
                      Preservation of Remedies; Liability.........................  A-48
     Section 14.6     GOVERNING LAW...............................................  A-48
     Section 14.7     Binding Effect; No Assignment...............................  A-48
     Section 14.8     Third Party Beneficiaries...................................  A-49
     Section 14.9     Counterparts................................................  A-49
     Section 14.10    Exhibits and Schedules......................................  A-49
     Section 14.11    Headings....................................................  A-49
     Section 14.12    Submission to Jurisdiction; Venue...........................  A-49
     Section 14.13    Specific Performance........................................  A-49
     Section 14.14    Severability................................................  A-50

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of October 31, 2000, is made by and among Allied Capital Corporation, a Maryland corporation ("Parent"), Allied Capital B Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and BLC Financial Services, Inc., a Delaware corporation (the "Company"). Certain terms used in this Agreement are defined in Article XIII.

                                  WITNESSETH:

     WHEREAS, Parent and Sub desire to effect a business combination by means of the merger of Sub with and into the Company;

     WHEREAS, the Board of Directors of Parent and Sub and the stockholder of Sub and the Board of Directors of the Company have approved the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth herein;

     WHEREAS, simultaneously with the execution of this Agreement, the Named Persons and Parent are entering into a Voting Agreement in the form attached hereto as Exhibit A (the "Voting Agreement"); and

     WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                          THE MERGER; EFFECT OF MERGER

     SECTION 1.1 THE MERGER. Upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, as amended, and any rules and regulations thereunder (the "Delaware Corporation Law"), Sub shall be merged with and into the Company and the separate existence of Sub shall thereupon cease. The name of the Company, as the surviving corporation in the Merger (the "Surviving Corporation"), shall by virtue of the Merger be changed to such name as Parent, in its sole discretion, may choose.

     SECTION 1.2 EFFECTIVE TIME OF THE MERGER. The Merger shall become effective at such time as a properly executed certificate of merger or other appropriate document is duly filed with the Secretary of State of Delaware, which filing shall be made as soon as practicable following fulfillment or waiver of the conditions set forth in Articles VII, VIII and IX hereof or such later time as is specified in such filing (the "Effective Time").

     SECTION 1.3 EFFECTS OF MERGER. The Merger shall have the effects set forth in Section 259 of the Delaware Corporation Law.

                                   ARTICLE II
                           THE SURVIVING CORPORATION

     SECTION 2.1 CERTIFICATE OF INCORPORATION. The certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, and thereafter may be amended in accordance with its terms and as provided by the Delaware Corporation Law.

     SECTION 2.2 BY-LAWS. The by-laws of the Company as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by the Delaware Corporation Law.

     SECTION 2.3 OFFICERS AND DIRECTORS. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation after the Effective Time and the directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation after the Effective Time, in each case until their respective successors are duly elected and qualified.

                                  ARTICLE III
                              CONVERSION OF SHARES

     SECTION 3.1 CONVERSION OF SHARES. (a) At the Effective Time, by virtue of the Merger and without any action on the part of any Company stockholder:

     (1) Conversion of Company Common Stock. Each share of Company Common Stock outstanding after giving effect to the Company Recapitalization shall be converted into 0.180 fully paid and nonassessable shares of Parent Common Stock (the "Exchange Ratio").

     (2) Each share of Company Class B Stock outstanding upon consummation of the Company Recapitalization shall be converted into one validly issued, fully paid and nonassessable share of Company Common Stock.

     (3) Cancellation of Company Treasury Stock. All shares of Company Common Stock which are held in the treasury of the Company upon consummation of the Company Recapitalization shall be canceled and shall cease to exist.

          (b) If at any time prior to the Effective Time, the outstanding shares of Parent Common Stock shall be changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, the Exchange Ratio shall be correspondingly adjusted. The issuance of shares of Parent Common Stock pursuant to Parent's dividend reinvestment plan consistent with past practices shall not constitute a stock dividend for this purpose.

          (c) Each issued and outstanding share of capital stock of Sub shall be converted into that number of validly issued, fully paid and non-assessable shares of Company Common Stock as shall result in (i) the sum of the aggregate number of shares of Company Common Stock issued to Parent upon such conversion plus (ii) the aggregate number of shares of Company Common Stock issued to Futuronics pursuant to Section 3.1(a)(2) being equal to
     94.9 percent of the total number of shares of Company Common Stock issued pursuant to Section 3.1(a)(2) and this Section 3.1(c).

          (d) All Company Common Stock outstanding immediately after the Company Recapitalization and immediately prior to the Effective Time (the "Canceled Company Stock") shall cease to exist, and each certificate previously representing such Canceled Company Stock shall (subject to Section 3.3) thereafter represent for all corporate purposes the shares of Parent Common Stock into which such shares of Canceled Company Stock have been converted pursuant to the Merger. Certificates previously representing such shares of Canceled Company Stock shall be exchanged for a confirmation of ownership of Parent Common Stock issued in consideration therefor upon surrender in accordance with Section 3.2, without interest.

          (e) The Parent shall issue shares of Parent Common Stock to be issued in the Merger in uncertificated form, and in accordance with Section 3.2 shall send to each person entitled to receive such shares the information required under Section 2-210(c) of the Maryland General Corporation Law with respect to such shares (a "Confirmation").

     SECTION 3.2 SURRENDER. (a) Prior to the Closing, Parent shall select a person or persons to act as exchange agent for the Merger (the "Exchange Agent"), which person or persons shall be reasonably acceptable to the Company, for the purpose of exchanging certificates representing Canceled Company Stock for Confirmations as to the Share Consideration. On the Closing Date, the Surviving Corporation shall deliver to the Exchange Agent, in trust for the benefit of the holders of Canceled Company Stock immediately prior to the Effective Time (the "Converting Stockholders"), the Share Consideration and related information. As soon as reasonably practicable after the Effective Time but in no event more than five Business Days after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to send a notice and a letter of transmittal to each Converting Stockholder advising such holder of the effectiveness of the Merger and the procedure for surrendering to the Exchange Agent for cancellation such holder's certificates representing Canceled Company Stock ("Certificates"), in exchange for the Share Consideration. Each Converting Stockholder will be entitled to receive, upon surrender to the Exchange Agent for cancellation of one or more Certificates, a Confirmation representing the number of shares of Parent Common Stock into which such shares are converted in the Merger. Parent Common Stock into which Canceled Company Stock shall be converted in the Merger shall be deemed to have been issued at the Effective Time (the "Share Consideration"). In the event that any Converting Stockholder's Certificates have been lost, stolen or destroyed, such Converting Stockholder will be entitled to receive the Share Consideration only after providing an affidavit of loss and indemnity bond, in form satisfactory to the Exchange Agent.

          (b) Converting Stockholders shall be entitled, at and after the Effective Time, to vote the number of shares of Parent Common Stock into which their shares of Canceled Company Stock shall have been converted so long as they remain record holders of such shares of Parent Common Stock, regardless of whether the Certificates formerly representing the Canceled Company Stock shall have been surrendered in accordance with this Section
     3.2 or a Confirmation with respect to such shares of Parent Common Stock shall have been issued.

          (c) Any Converting Stockholder who has not exchanged his Certificates for Parent Common Stock in accordance with subsection (a) within six months after the Effective Time shall have no further claim upon the Exchange Agent, and shall thereafter look only to Parent and the Surviving Corporation for payment in respect of his shares of Canceled Company Stock. Until so surrendered, Certificates shall represent solely the right to receive the Share Consideration. If any Certificates entitled to payment pursuant to Section 3.1 shall not have been surrendered for such payment prior to such date on which any payment in respect thereof would otherwise escheat to or become the property of any Governmental Entity, the shares of Canceled Company Stock represented thereby shall, to the extent permitted by applicable law, be deemed to be canceled and no money or other property will be due to the holder thereof.

     SECTION 3.3 DIVIDENDS; TRANSFER TAXES. No dividends that are declared or made with respect to Parent Common Stock will be paid to persons entitled to receive Confirmations representing Parent Common Stock pursuant to this Agreement until such persons surrender their Certificates, together with a properly completed letter of transmittal. Such dividends shall instead be paid to the Exchange Agent on behalf of, and as nominee for, such person, and held by the Exchange Agent in a non-interest bearing account. Upon such surrender, there shall be paid to the person in whose name the Confirmation representing such Parent Common Stock shall be issued dividends which shall have become payable with respect to such Parent Common Stock in respect of any record date occurring after the Effective Time. In no event shall the person entitled to receive such dividends be entitled to receive interest on such dividends. Dividends paid to the Exchange Agent pursuant to this Section 3.3 that remain unclaimed by the holders of Canceled Company Stock shall not revert or be returned to the Parent, and the Parent hereby waives any rights it may have to such assets. In the event that any portion of the Share Consideration for any shares of Parent Common Stock is to be delivered to a person other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition of such delivery that the Certificate or Certificates so surrendered shall be properly endorsed or be otherwise in proper form for transfer (including signature guarantee) and that the person requesting such delivery shall pay to the Exchange Agent any transfer or other taxes required by reason of such delivery to a person other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Canceled Company Stock for any shares of Parent Common Stock or dividends thereon delivered to a public official pursuant to any applicable escheat laws.

     SECTION 3.4 FRACTIONAL SECURITIES. Parent shall issue fractional shares of Parent Common Stock to the extent the conversion results in a fraction of a share, in which case such fraction shall be rounded to the nearest one-thousandth of a share (rounding upward from the mid-point between thousandths of a share).

     SECTION 3.5 CLOSING OF COMPANY TRANSFER BOOKS. Immediately prior to the Effective Time, the Company Common Stock transfer books shall be closed and no transfer of Canceled Company Stock shall thereafter be made.

     SECTION 3.6 STOCKHOLDER APPROVAL. The Company shall take all action necessary, in accordance with applicable law and its Certificate of Incorporation and By-Laws, to convene a special meeting of the holders of Company Common Stock (the "Company Meeting") as promptly as practicable for the purpose of considering and taking action upon this Agreement and the Company Recapitalization. The Board of Directors of the Company has approved the Merger and the Company Recapitalization and adopted this Agreement and recommended that holders of Company Common Stock vote in favor of and approve the Merger and the Company Recapitalization and the adoption of this Agreement at the Company Meeting. Notwithstanding the foregoing, nothing in this Section 3.6 shall preclude or limit the Board of Directors of the Company from complying with its fiduciary duties under applicable law.

     SECTION 3.7 TAX TREATMENT. The Merger is intended to constitute a reorganization under Section 368(a) of the Code, and Parent and the Company shall not report the transaction on any tax return in a manner or take any action in any audit or other judicial or administrative proceeding or otherwise that is inconsistent therewith.

     SECTION 3.8 EXERCISE AND CONVERSION OF VESTED STOCK OPTIONS AND
WARRANTS. The Company shall use all reasonable efforts to cause all vested Company Stock Options and all Company Warrants to be fully exercised for the purchase of Company Common Stock prior to the Effective Time, and may make full recourse loans to the holders of such Company Stock Options or otherwise arrange for the cashless exercise thereof.

     SECTION 3.9 REDEMPTION OR CONVERSION OF CONVERTIBLE DEBENTURES. The Company shall use all reasonable efforts to redeem all outstanding Company Convertible Debentures prior to the Effective Time in accordance with the terms thereof to the extent not converted into Company Common Stock in accordance with the terms thereof prior to such time.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Sub that, except as set forth in the disclosure schedule attached hereto (the "Company Disclosure Schedule"), which Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV and may be amended from time to time pursuant to the provisions hereof:

     SECTION 4.1 EXECUTION AND DELIVERY. The Company has the corporate power and authority to enter into this Agreement and each other agreement, document or instrument contemplated hereby or to be executed in connection herewith to which the Company is a party (the "Company Documents") and, subject to approval of this Agreement by the holders of the Company Common Stock, to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Company Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company's Board of Directors. This Agreement constitutes the valid and binding obligation of the Company and the Company Documents, when executed and delivered, will constitute the valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. Except for the approval of the holders of a majority of the outstanding shares of Company Common Stock, no other corporate proceedings on the part of the Company are necessary after the date of this Agreement to authorize this Agreement and the Company Documents and the transactions contemplated hereby and thereby.

     SECTION 4.2 CONSENTS AND APPROVALS. The execution and delivery by the Company of this Agreement and the Company Documents, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby, as the case may be, do not require the Company to obtain any consent, approval or action of, or make any filing or registration with, or give any notice to, any person or any Governmental Entity, other than (i) in connection, or in compliance, with the provisions of the H-S-R Act, if applicable, and the Exchange Act, which will be duly obtained or made, as the case may be, on or prior to the Closing, and will be in full force and effect on the Closing Date, (ii) in the case of the performance by the

Company of its obligations hereunder and under the Company Documents and the consummation by the Company of the transactions contemplated hereby and by the Company Documents, the approval of the holders of the Company Common Stock as specified in Section 4.1, (iii) the approval of the United States Small Business Administration (the "SBA"), (iv) the filing of the Certificate of Merger with the Secretary of State of Delaware and (v) any approvals from any party required under any of the Company's or its Subsidiaries' existing financing agreements as set forth on Section 4.2(v) of the Company Disclosure Schedule.

     SECTION 4.3 NO BREACH. Except as set forth in Section 4.3 of the Company Disclosure Schedule and for filings, notices, consents and approvals as may be required by Delaware Corporation Law, the Securities Act, the Exchange Act and the 1940 Act, the execution, delivery and performance by the Company of this Agreement and the Company Documents and the consummation by the Company of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not (i) violate any provision of the Certificate of Incorporation or By-Laws of the Company; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both, constitute) a default under, any contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by or to which the assets or properties of the Company or any of its Subsidiaries may be bound or subject;
(iii) violate any order, judgment, injunction, award or decree of any Governmental Entity against, or binding upon, or any agreement with, or condition imposed by, any Governmental Entity, binding upon the Company or any of its Subsidiaries, or upon the securities, assets or business of the Company or any of its Subsidiaries; (iv) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to the Company or any of its Subsidiaries, or to the securities, assets or business of the Company or any of its Subsidiaries; (v) result in the creation or imposition of any lien or other encumbrance or the acceleration of any indebtedness or other obligation of the Company or any of its Subsidiaries; or (vi) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause a violation of, any Permit of the Company or any of its Subsidiaries; except in the case of (ii) through (vi) above, for violations, conflicts, breaches, defaults, modifications, impairments, liens or other encumbrances that would not, individually or in the aggregate, have a material adverse effect on the funding, management, business, properties, assets, condition (financial or otherwise), liabilities or operations of the Company and its Subsidiaries, taken as a whole, or adversely affect the consummation of the transactions contemplated hereby in any material respect, but excluding therefrom any such change, effect, event, occurrence or state of facts resulting from or arising in connection with (A) changes or conditions generally affecting the industries in which the Company or its Subsidiaries operate, except to the extent the changes or conditions referred to in this Clause (A) affect the funding of the Company and its Subsidiaries or (B) this Agreement, the transactions contemplated hereby or the announcement thereof (a "Company Material Adverse Effect").

     SECTION 4.4 ORGANIZATION, STANDING AND AUTHORITY. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted or currently proposed to be conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Company Material Adverse Effect. All such jurisdictions are set forth on Section 4.4 of the

Company Disclosure Schedule. The copies of the Certificate of Incorporation and By-Laws of the Company included as part of Section 4.4 of the Company Disclosure Schedule constitute accurate and complete copies of such organizational instruments and accurately reflect all amendments thereto through the date hereof.

     SECTION 4.5 CAPITALIZATION OF THE COMPANY. The authorized capital stock of the Company consists of 35,000,000 shares of Company Common Stock. As of the date of this Agreement there were 22,061,443 shares of Company Common Stock outstanding. Except as set forth in Section 4.5 of the Company Disclosure Schedule, as of the date hereof there are no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the Company's stockholders may vote issued or outstanding. Section 4.5 of the Company Disclosure Schedule sets forth a true and complete list as of the date indicated of the holders of all (i) outstanding vested and unvested Company Stock Options,
(ii) outstanding Company Convertible Debentures and (iii) outstanding Company Warrants, showing as to each such holder the number of Company Stock Options (vested or unvested), Company Convertible Debentures or Company Warrants so held, such holder's mailing address and in the case of Company Stock Options, the date of grant, vesting schedules and exercise price of all such Company Stock Options. All outstanding shares of Company Common Stock are duly authorized and are validly issued, fully paid and non-assessable and free of preemptive rights. All Company Convertible Debentures were issued in compliance with the Securities Act.

     SECTION 4.6 OPTIONS AND OTHER STOCK RIGHTS.  Except as set forth in Section
4.6 of the Company Disclosure Schedule, there is no (i) outstanding option, warrant, call, unsatisfied preemptive right or other agreement of any kind binding upon the Company to purchase or otherwise to receive from the Company any of the outstanding, authorized but unissued, unauthorized or treasury shares of Company Common Stock or any other security of the Company, (ii) outstanding security of any kind binding upon the Company convertible into any security of the Company, and (iii) outstanding contract or other agreement binding upon the Company or any of its Subsidiaries to purchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or any other security of the Company.

     SECTION 4.7 SUBSIDIARIES. (a) Section 4.7 of the Company Disclosure Schedule sets forth (i) the name of each Subsidiary of the Company; (ii) the name of each corporation, limited liability company, partnership, joint venture or other entity (other than such Subsidiaries) in which the Company or any of its Subsidiaries has, or pursuant to any agreement has the right or obligation to acquire at any time by any means, directly or indirectly, an equity interest or investment; (iii) in the case of each such corporations described in clauses
(i) and (ii) above, (A) the jurisdiction of incorporation and (B) the capitalization thereof and the percentage of each class of capital stock (including any rights, options or warrants outstanding or other agreements to acquire shares of capital stock) and issuance of outstanding debt owned by the Company or any of it Subsidiaries and by any other Person.

          (b) Except as set forth in Section 4.7(b) of the Company Disclosure Schedule, each Subsidiary of the Company listed in Section 4.7(a) of the Company Disclosure Schedule has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own and lease its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where the failure to be so qualified would not reasonably be expected to have a Company Material Adverse Effect. All of the issued and outstanding equity or other participating interests of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and, to the extent owned by the Company as indicated in Section 4.7 of the Company Disclosure Schedule, are owned free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or equity, except as set forth in Section 4.7 of the Company Disclosure Schedule.

          (c) As of the date hereof, excluding assets acquired as a result of loan foreclosures and receivables on assets acquired as a result of loan foreclosures and except as listed in Section 4.7 or Section 4.17 of the Company Disclosure Schedule, the Company has not made any investments in, and does not own any securities of or other interests in, any other Person.

     SECTION 4.8 CORPORATE RECORDS. The Company has heretofore delivered to Parent true and complete copies of the minute books of the Company and each of its Subsidiaries for the five years prior to the date hereof through and including the date hereof, all as in effect on the date hereof. The minute books of the Company and its Subsidiaries reflect all actions taken at all meetings and consents in lieu of meetings of stockholders, and all actions taken at all meetings and consents in lieu of meetings of the Company's or each of its Subsidiaries' Board of Directors and all committees thereof.

     SECTION 4.9 INFORMATION IN DISCLOSURE DOCUMENTS. None of the information with respect to the Company and its Subsidiaries to be included in (i) the joint prospectus/proxy statement of the Company and Parent (the "Proxy Statement") required to be mailed to the stockholders of the Company in connection with the Merger and (ii) the Registration Statement to be filed with the Commission by Parent on Form N-14 under the Securities Act for the purpose of registering the shares of Parent Common Stock to be issued in the Merger (the "Registration Statement") will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Company Meeting, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this provision shall not apply to statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by Parent for use therein. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by the Company contained in this Agreement and no statement contained in any certificate delivered pursuant to Article VII or any exhibit to this Agreement and the Company Disclosure Schedule, as the same may be amended pursuant to the provisions hereof, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     SECTION 4.10 SEC DOCUMENTS; FINANCIAL STATEMENTS. (a) The Company and its Subsidiaries have to the Company's Knowledge filed and will file with the SEC all forms, reports, schedules, statements, exhibits and other documents (collectively, the "Company SEC Documents") required to be filed on or before the date hereof or the Closing Date, respectively, by it under the Securities Act or the Exchange Act. The Company has furnished or made available to Parent true and correct copies of all Company SEC Documents filed by the Company and its Subsidiaries since July 1, 1998 and will promptly furnish to Parent any other Company SEC Document filed by or on behalf of the Company with the SEC from the date hereof to the Closing Date. At the time filed, the Company SEC Documents filed by the Company and its Subsidiaries since July 1, 1998 (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as the case may be.

          (b) The audited consolidated financial statements of the Company and its Subsidiaries for the three years ended June 30, 2000, together with the reports and opinions thereon of Richard A. Eisner & Company LLP (the "Company Audited Financial Statements"), which are included in the Company SEC Documents and have previously been delivered to Parent and the unaudited consolidated financial statements of the Company and its Subsidiaries for the three months ended September 30, 2000 (the "Company Interim Financial Statements"), which will be included in the Company SEC Documents and will be delivered to Parent as soon as they are filed, are collectively referred to herein as the "Company Financial Statements". The Company Financial Statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and fairly present, in all material respects, on a consolidated basis, the financial position of the Company at, and the results of its operations for, each of the periods then ended and were prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein and, subject, in the case of the Company Interim Financial Statements, to normal recurring year-end adjustments, the absence of footnote disclosures, and any other adjustments described therein.

     SECTION 4.11 LIABILITIES. To the Company's Knowledge, the Company and its Subsidiaries do not have any direct or indirect liability, contingent or otherwise, that is required by GAAP to be reflected or reserved for on the financial statements of the Company (collectively, the "Liabilities"), that was not adequately reflected or reserved against on the Company Audited Financial Statements for the 12-month period ended June 30, 2000 or on the Company Interim Financial Statements for the three-month period ended September 30, 2000, other than (i) liabilities set forth in Section 4.11 of the Company Disclosure Schedule, (ii) liabilities incurred in the ordinary course of business since June 30, 2000 consistent with past practices, or (iii) liabilities permitted by this Agreement to be incurred in connection with the transactions contemplated by this Agreement.

     SECTION 4.12 NO COMPANY MATERIAL ADVERSE EFFECT.  Except as disclosed in
Section 4.12 of the Company Disclosure Schedule, since July 1, 2000, there has not been any change, event, occurrence or state of facts that has caused, or would reasonably be expected to cause, a Company Material Adverse Effect.

     SECTION 4.13 COMPLIANCE WITH LAWS. To the Company's Knowledge, except as disclosed in Section 4.13 of the Company Disclosure Schedule, neither the Company nor its Subsidiaries are in violation in any material respect of any applicable order, judgment, injunction, award or decree, law, ordinance or regulation or any other requirement of any Governmental Entity applicable to the Company or any of its businesses. Neither the Company or its Subsidiaries received notice that any such material violation has been alleged or is being investigated. This Section 4.13 shall not apply to Taxes.

     SECTION 4.14 PERMITS.  To the Company's Knowledge, except as set forth in
Section 4.14 of the Company Disclosure Schedule, (i) the Company and its Subsidiaries have obtained all Permits that are necessary for the ownership and conduct of their respective businesses as presently conducted or currently proposed to be conducted, other than any Permits, the absence of which would not, individually or in the aggregate, have a Company Material

Adverse Effect; (ii) to the Company's Knowledge, such Permits are in full force and effect and are sufficient for the ownership and conduct of such businesses as presently conducted or currently proposed to be conducted; no violations exist or have been recorded in respect of any material Permit; and (iii) no proceeding is pending or, to the Knowledge of the Company or its Subsidiaries, threatened, that would suspend, revoke or limit any material Permit.

     SECTION 4.15 ACTIONS AND PROCEEDINGS. Except as disclosed in Section 4.15 of the Company Disclosure Schedule or the Company SEC Documents, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving the Company, any of its Subsidiaries or any of its or their directors, officers or employees (in their capacities as such). Except as disclosed in Section 4.15 of the Company Disclosure Schedule or the Company SEC Documents, as of the date of this Agreement there is no claim, action, suit, litigation, legal, administrative or arbitration proceeding, whether formal or informal (including, without limitation, any claim or notice of intent to institute any matter) (a "Proceeding"), which is pending or, to the Company's Knowledge, threatened against or involving the Company, any of its Subsidiaries or any of its or their directors, officers or employees (in their capacities as such) or properties, capital stock or assets.

     SECTION 4.16 CONTRACTS AND OTHER AGREEMENTS. (a) Other than (1) contracts and other agreements disclosed in Section 4.16 of the Company Disclosure Schedule or (2) contracts between the Company and its direct or indirect wholly owned Subsidiaries or between the Company's direct or indirect wholly owned Subsidiaries, none of the Company or any of its Subsidiaries is a party to or bound by any:

     (i) contracts and other agreements with, or loans to, any current or former officer, director, employee, consultant, agent or other representative of the Company or its Subsidiaries, or any current stockholder of the Company, or any affiliate (excluding the Company and its Subsidiaries) or Family Member of the foregoing persons, other than pursuant to Plans described in Section 4.23 of the Company Disclosure Schedule;

     (ii) contracts and other agreements with any labor union or association representing any employee;

     (iii) contracts and other agreements for the purchase or sale of equipment or services, which involve the receipt or payment by the Company or its Subsidiaries of an amount in excess of $20,000 per month (in the aggregate in the case of any related series of contracts and other agreements);

     (iv) contracts and other agreements for the sale of any of the assets or properties of the Company or its Subsidiaries or for the grant to any person of any preferential rights to purchase any of the assets or properties of the Company or its Subsidiaries, which involve the receipt or payment by the Company or its Subsidiaries of an amount in excess of $20,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (v) contracts and other agreements calling for an aggregate purchase price or payments in any one year of more than $100,000 payable by the Company or its Subsidiaries in any one case (in the aggregate in the case of any related series of contracts and other agreements);

     (vi) contracts and other agreements, whether or not currently in effect, relating to the acquisition by the Company or its Subsidiaries of any business of, or the disposition of any business involving the Company or its Subsidiaries to, any other person;

     (vii) contracts relating to the disposition or acquisition of any investment or of any interest in any person, which involved the receipt or payment by the Company or its Subsidiaries of an amount in excess of $20,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (viii) joint venture and similar agreements which would involve the receipt or payment by the Company or its Subsidiaries of an amount in excess of $50,000 (in the aggregate in the case of any related series of contracts or other agreements);

     (ix) contracts and other agreements, whether or not currently in effect, under which the Company or its Subsidiaries agreed to indemnify any party or to share tax liability of any party, which could involve the payment by the Company or its Subsidiaries of an amount in excess of $20,000 (in the aggregate in the case of any related series of contracts or other agreements);

     (x) contracts and other agreements containing covenants of the Company or its Subsidiaries, or, to the Company's Knowledge, its officers, directors or employees, not to compete in or solicit employees in any line of business or with any person in any geographical area or covenants of any other person not to compete with or solicit employees from the Company in any line of business or in any geographical area;

     (xi) contracts and other agreements relating to any loan or other extension of credit by the Company or its Subsidiaries to a stockholder, officer or director of the Company or its Subsidiaries or from a stockholder of the Company to the Company;

     (xii) contracts and other agreements relating to the borrowing of money by, or indebtedness of, the Company or its Subsidiaries or the direct or indirect guaranty by the Company or its Subsidiaries of any obligation or indebtedness of any other person or Governmental Entity (other than any accounts receivable or accounts payable of the Company or its Subsidiaries), including, without limitation, any (a) agreement or arrangement relating to the maintenance of compensating balances, (b) agreement or arrangement with respect to lines of credit, (c) agreement to advance or supply funds to any other person other than in the ordinary course of business, (d) agreement to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered, (e) keep-well, make-whole or maintenance of working capital or earnings or similar agreement, and (f) guaranty with respect to any lease or other similar periodic payments to be made by any such person;

     (xiii) contracts and other agreements relating to the provision by or to the Company or its Subsidiaries of third party management or administration services, which involve the receipt or payment by the Company or its Subsidiaries of an amount in excess of $50,000 (in the aggregate in the case of any related series of contracts and other agreements);

     (xiv) each lease of personal property which requires annual lease payments in excess of $50,000 and each Lease;

     (xv) contracts and other agreements pursuant to which the Company or any of its Subsidiaries obtains or grants insurance or reinsurance;

     (xvi) contracts and other agreements between the Company or its Subsidiaries and any Governmental Entity;

     (xvii) contracts and other agreements which require payments generated by a change in control of the Company; and

     (xviii) contracts and other agreements, whether or not currently in effect, relating to disposal of any controlled or hazardous substance or waste.

          (b) Each such contract and other agreement is valid, in full force and effect and binding upon the Company and its Subsidiaries, except for failures to be in full force and effect that would not, individually or in the aggregate, have a Company Material Adverse Effect and, to the Company's Knowledge, the other parties thereto in accordance with its terms, and neither the Company nor any of its Subsidiaries is in default under any of them, except for defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect, and the Company has no Knowledge of any threat of cancellation or termination thereunder, nor will the consummation of the transactions contemplated by this Agreement result in a default under any such contract or other agreement or the right to terminate such contract or other agreement, except for cancellations, terminations, defaults, or rights to terminate that would not, individually or in the aggregate, have a Company Material Adverse Effect. No Permits or other documents or agreements with, or issued by or filed with, any person, have been granted to any other person that provide the right to use any real or tangible personal property comprising any portion of the assets of the Company except for grants that would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract, commitment, arrangement or agreement which would, following the Closing, restrain or restrict Parent or any affiliate of Parent, from operating the business of the Company in the manner in which it is currently operated, except for contracts, commitments, arrangements or agreement that would not individually or in the aggregate, have a Company Material Adverse Effect.

     SECTION 4.17 LOAN PORTFOLIOS. The Company's and its Subsidiaries' outstanding loan portfolios were originated or acquired in the ordinary course of business, and a true and complete list of such portfolios, as of the date hereof, with information included thereon as to the principal terms of, interest rate, and maturity date thereof, as of such date, is listed in Section 4.17 of the Company Disclosure Schedule, provided that such Section shall not include loans that are written off. Except as disclosed in Section 4.17 of the Company Disclosure Schedule, to the Company's Knowledge, as of September 30, 2000, none of the loans included in such portfolios is in default in the payment of principal or interest or materially impaired. All loans included in such portfolio comply with all laws and regulations of each of the states to which the Company is subject thereto except for noncompliances that would not, individually or in the aggregate, have a Company Material Adverse Effect.

     SECTION 4.18 REAL PROPERTY. (a) Section 4.18 of the Company Disclosure Schedule sets forth (i) a list and summary description of all leases, subleases, licenses, occupancy agreements or other agreements, written and oral, together with any amendments or modifications thereto (each a "Lease" and collectively, the "Leases") with respect to (A) all real property leased by the Company or its Subsidiaries (whether as lessor or lessee and including those in the names of nominees or other entities) and used or occupied in connection with the business of the

Company or its Subsidiaries (the "Leased Real Property") and (B) all real property leased or subleased by the Company or its Subsidiaries, as lessor or sublessor, to third parties (such Section 4.18 of the Company Disclosure Schedule to include the date of each Lease, the address of the respective Leased Real Property, the amount of square feet of such Leased Real Property, the Lease term commencement date, the Lease term expiration date, any renewal options and any early termination provisions in each case with respect to each portion of the Leased Real Property); and (ii) a list and summary description of all real property owned by the Company or its Subsidiaries (the "Owned Real Property").

          (b) Each Lease is, with respect to the Company and its Subsidiaries, in full force and effect, and to the Company's Knowledge, is in full force and effect with respect to each other party thereto except for failures to be in full force and effect that would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company and each of its Subsidiaries have performed all obligations required to be performed by it to date under, and is not in default in respect of, any Lease, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default by the Company or its Subsidiaries, except for defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, there is no default asserted thereunder by any other party thereto, except for defaults that would not, individually or in the aggregate, have a Company Material Adverse Effect. All material rentals and other payments due under each such Lease have been duly paid.

          (c) The Company's or its Subsidiaries', as the case may be, title to the Owned Real Property and improvements thereon is as set forth on Section 4.18(c) of the Company Disclosure Schedule, subject only to the title exceptions specified therein. None of the Owned Real Property is subject to any right or option of any other person, to purchase or otherwise obtain title to such property. No person other than the Company or its Subsidiaries, as the case may be, has any right to use, occupy or lease all or any portion of the Owned Real Property except for rights that would not, individually or in the aggregate, result in a Company Material Adverse Effect.

          (d) The Company has not received any notice of any violation of any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements (including, without limitation, the Americans with Disabilities Act) in respect of the Leased Real Properties, which has not been heretofore remedied, and there does not exist any such violations which, individually or in the aggregate, could have a Company Material Adverse Effect. The Company has not received any notice that any operations on or uses of the Leased Real Properties constitute non-conforming uses under any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements which would result, individually or in the aggregate, in a Company Material Adverse Effect. The Company has no Knowledge of nor has received any notice (other than published notice not actually received) of any pending or contemplated rezoning proceeding affecting the Leased Real Properties which would, individually or in the aggregate, result in a Company Material Adverse Effect.

          (e) Neither the Company nor any of its Subsidiaries has received notice from any insurance carrier regarding defects or inadequacies in the Leased Real Properties, which, if not corrected, would result in termination of the Company's or its Subsidiaries' insurance coverage therefor or an increase in the cost thereof which defects, inadequacies or terminations would result, individually or in the aggregate, in a Company Material Adverse Effect.

          (f) To the Knowledge of the Company, there is no pending or threatened: (i) condemnation of any part of the Leased Real Properties by any Governmental Entity; (ii) special assessment against any part of the Leased Real Properties; or (iii) litigation against the Company or any of its Subsidiaries for breach of any restrictive covenant affecting any part of the Leased Real Properties which in the case of each of clauses (i),
     (ii) and (iii) would result, individually or in the aggregate, in a Company Material Adverse Effect.

          (g) The improvements at the Leased Real Properties are in good condition and repair, ordinary wear and tear excepted, and have not suffered any casualty or other damage which has not been repaired which would result, individually or in the aggregate, in a Company Material Adverse Effect.

          (h) Neither the Company nor any of its Subsidiaries own any real property other than foreclosed real property as set forth in Schedule 4.18 of the Company Disclosure Schedule.

     SECTION 4.19 INTELLECTUAL PROPERTY. (a) The Company and its Subsidiaries own or otherwise possess all rights as are necessary to use, all patents (and applications therefor), patent rights and disclosures, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, registered copyrights (and applications therefore), process know-how, inventions, discoveries, systems, scientific, technical, engineering and marketing data, technology, trade secrets software programs and codes (both source and object), formulae and techniques used in or necessary for the conduct of its business and other proprietary information except as would not, individually or in the aggregate, have a Company Material Adverse Effect (collectively, the "Intellectual Property Rights"). Section 4.19 of the Company Disclosure Schedule sets forth a true and complete list of the Company's and its Subsidiaries' material Intellectual Property Rights.

          (b) To the Company's Knowledge, neither the Company or any of its Subsidiaries has received notice or otherwise has reason to know of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property Rights. To the Company's Knowledge, the businesses of the Company and its Subsidiaries, as presently conducted, do not infringe upon or violate any intellectual property rights of others. The Company and its Subsidiaries have the unrestricted right to use, free and clear of any rights or claims of others, all trade secrets, processes, customer lists and other rights incident to its businesses as now conducted other than restrictions that would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (c) Neither the Company nor any of its Subsidiaries is currently obligated or under any existing liability to make royalty or other payments to any owner of, licensor of, or other claimant to, any patent, trademark, service names, trade names, copyrights, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise except for obligations or liabilities that would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Company's Knowledge, no employee of the Company or its Subsidiaries has violated any employment agreement or proprietary information agreement which he had with a previous employer or any patent policy of such employer, or is a party to or threatened by any litigation concerning any patents, trademarks, trade secrets, service names, trade names, copyrights, licenses and the like except for violations that would not result in a Company Material Adverse Effect.

     SECTION 4.20 RECEIVABLES. All accounts receivable and vendor receivables which exceed $200,000 for a single receivable reflected in the Company Interim Financial Statements, and all accounts receivable and vendor receivables which exceed $200,000 for a single receivable arising subsequent to September 30, 2000, represent bona fide transactions that have arisen in the ordinary course of business and are valid and existing.

     SECTION 4.21 BANKING. Section 4.21 of the Company Disclosure Schedule contains a complete list of all of the bank accounts and lines of credit owned or used by the Company and its Subsidiaries, and the names of all persons with authority to withdraw funds from, or execute drafts or checks on, each such account.

     SECTION 4.22 LIENS. Except as set forth in Section 4.22 of the Company Disclosure Schedule, the Company and its Subsidiaries have good title to all of its respective assets and properties, in each case free and clear of any lien or other encumbrance, except for (i) liens or other encumbrances securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like persons, all of which are not yet delinquent or which are being contested in good faith or (ii) liens or other encumbrances of a character that do not materially detract from the value of the property subject thereto or impair the use of or the access to the property subject thereto, or impair the operation of the Company or its Subsidiaries or detract from its business.

     SECTION 4.23 EMPLOYEE BENEFIT PLANS. (a) Section 4.23(a) of the Company Disclosure Schedule sets forth all "employee benefit plans", as defined in
Section 3(3) of ERISA, and all severance pay, sick leave, vacation pay, disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursement plans or agreements, maintained by the Company or to which the Company has any liability (contingent or otherwise) thereunder for current or former employees of the Company. Each of the employee benefit plans, practices and arrangements set forth in Section 4.23 of the Company Disclosure Schedule shall hereafter be referred to as a "Plan" (or "Plans" as the context may require).

          (b) None of the Plans is a "multiemployer plan," as defined in Section 3(37) of ERISA or a "defined benefit plan," as defined in Section 3(35) of ERISA.

          (c) Each of the Plans that is intended to qualify under Section 401(a) of the Code, and the trusts maintained pursuant thereto, has been determined to be exempt from federal income taxation under Section 501 of the Code by the IRS (or remain within the remedial amendment period for obtaining an initial determination of exemption from tax), and nothing has occurred with respect to the operation of any such Plan which could cause the loss of such qualification or exemption and thereby result in a Company Material Adverse Effect.

          (d) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under the Plans or by law to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extensions), except for any failure to contribute that would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (e) Intentionally Omitted.

          (f) True, correct and complete copies of the following documents, with respect to each of the Plans, have been delivered to Parent by the Company:
     (i) the most recent plan document and related trust documents, and amendments thereto; (ii) the most recent IRS

     Forms 5500; (iii) the last IRS determination letter; and (iv) the most recent summary plan descriptions.

          (g) To the Company's Knowledge, there are no pending actions, claims or lawsuits which have been asserted or instituted against the Plans, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the Plans with respect to the operation of such Plans (other than routine benefit claims or actions seeking qualified domestic relations orders), nor does the Company have Knowledge of any threatened claim or lawsuit.

          (h) To the Company's Knowledge, the Plans have in all material respects been maintained in accordance with their terms and with all provisions of ERISA and the Code (including applicable regulations thereunder) and other applicable federal and state laws and regulations, and the Company has not engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or 4975 of the Code that would result in liability to the Company or Parent. To the Company's Knowledge, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Plan.

          (i) None of the Plans provide retiree life or retiree health benefits coverage except as may be required under applicable state law, Section 4980B of the Code or Section 601 of ERISA or at the expense of the participant or the participant's beneficiary or death benefits under the Company's retirement plan.

          (j) Except pursuant to the Employment Agreements or pursuant to
     Section 6.18 and except as disclosed in Section 4.23(i) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former or retired) of the Company, (ii) increase any benefits otherwise payable under any Plan or (iii) result in the acceleration of the time of payment or vesting of any benefits under any Plan.

     SECTION 4.24 EMPLOYEE RELATIONS. (a) The Company and its Subsidiaries are in compliance with all laws regarding employment, wages, hours, equal opportunity and collective bargaining, except for non-compliances that would not, individually or in the aggregate, have a Company Material Adverse Effect. To the Company's Knowledge, (i) neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice or discriminatory employment practice,
(ii) no complaint of any such practice against the Company or its Subsidiaries has been filed or threatened to be filed with or by the National Labor Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, federal or state, that regulates labor or employment practices, and
(iii) no grievance has been filed or, threatened to be filed, against the Company or its Subsidiaries by any employee pursuant to any collective bargaining or other employment agreement to which the Company is a party or is bound. The Company and its Subsidiaries are in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards, except for non-compliances that would not, individually or in the aggregate, have a Company Material Adverse Effect, and has received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations.

          (b) Except as set forth in Section 4.24(b) of the Company Disclosure Schedule, the employment of all persons employed by the Company and its Subsidiaries is terminable at will. To the Company's Knowledge, all employees of the Company and its Subsidiaries are either United States citizens or resident aliens specifically authorized to engage in employment in the United States in accordance with all applicable laws.

     SECTION 4.25 INSURANCE. Section 4.25 of the Company Disclosure Schedule sets forth a list of all policies or binders of errors and omissions, fire, liability, product liability, workmen's compensation, vehicular and other insurance (excluding Plans) held by or on behalf of the Company or its Subsidiaries (collectively, the "Insurance Policies"). Such Insurance Policies are in full force and effect. In addition, Section 4.25 of the Company Disclosure Schedule sets forth in respect of the Insurance Policies (i) a description of occurrences reported involving amounts in excess of $10,000 and
(ii) the aggregate amount paid out under each such policy during the period from July 1, 1999 through the date hereof. There have been no disputes regarding denial or nonpayment of claims under any Insurance Policy since July 1, 1999, other than routine disputes under Insurance Policy coverage provided under the Plans.

     SECTION 4.26 OFFICERS, DIRECTORS, EMPLOYEES, CONSULTANTS. Section 4.26 of the Company Disclosure Schedule sets forth (i) the name of each officer and director of the Company or its Subsidiaries and the amount of compensation paid during fiscal 2000 and the amount reasonably expected to be paid during fiscal 2001, (ii) the name of each other employee or class of employees of the Company or its Subsidiaries who either (x) received compensation in fiscal 2000 in excess of $100,000 or (y) is anticipated to receive, based on current compensation levels, compensation in fiscal 2001 in excess of $100,000, indicating the amount of such compensation for such persons for fiscal 2000 and fiscal 2001; and (iii) a list of all employees employed by the Company at September 30, 2000. Except as disclosed in Section 4.26 of the Company Disclosure Schedule, the Company or any of its Subsidiaries does not employ any individual as a consultant, whose employment cannot be terminated on not less than 30 days' notice without penalty.

     SECTION 4.27 TRANSACTIONS WITH DIRECTORS, OFFICERS AND AFFILIATES. Except as disclosed in Section 4.27 of the Company Disclosure Schedule or in the Company SEC Documents, since July 1, 1999, there have been no transactions between the Company and any director, officer, employee, stockholder or other affiliate of the Company or loans, guarantees or pledges to, by or for the Company from, to, by or for any of such persons. Since July 1, 1999, other than as disclosed in the Company SEC Documents or in Section 4.27 of the Company Disclosure Schedule, none of the officers, directors or employees of the Company, or any spouse or relative of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any person or business enterprise which during such period has been a supplier, customer or sales agent of the Company or has competed with or been engaged in any business of the kind being conducted by the Company.

     SECTION 4.28 OPERATIONS OF THE COMPANY.  Except as disclosed in Section
4.16 or 4.28 of the Company Disclosure Schedule and except as may result from the transactions contemplated by this Agreement, since July 1, 2000, the Company has not:

     (i) amended its certificate of incorporation or by-laws or merged with or into or consolidated with any other Person, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business;

     (ii) (A) issued or sold or purchased, or issued options or rights to subscribe to, or entered into any contracts or commitments to issue or sell or purchase, any shares of its capital stock or any of its bonds, notes, debentures or other evidences of indebtedness or (B) modified the terms of its options, rights or any contracts or commitments to issue or sell or purchase any shares of its capital stock or any of its bonds, notes, debentures or other evidences of indebtedness;

     (iii) entered into or amended any agreement with any labor union or association representing any employee, or, except for Plans referred to in Section 4.23 of the Company Disclosure Schedule, made any wage or salary increase or bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, individuals who are consultants, agents or other representatives in each case in excess of $10,000 for any such individual, or commitment or agreement to make or pay the same;

     (iv) except in the ordinary course of business consistent with past practice, declared or made any Distributions to any stockholder or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock;

     (v) made any change in its accounting methods or practices or made any change in depreciation or amortization policies, except as required by law or GAAP;

     (vi) made any loan or advance to its stockholders or to any of the directors, officers or employees of the Company, consultants, agents or other representatives, or otherwise than in the ordinary course of business made any other loan or advance;

     (vii) except in the ordinary course of business consistent with past practice, (A) entered into any Lease; (B) sold, abandoned or made any other disposition of any of its assets or properties; (C) granted or suffered any lien or other encumbrance on any of its assets or properties; (D) entered into or amended any contract or other agreement to which it is a party, or by or to which it or its assets or properties are bound or subject which if existing on the date hereof would need to be disclosed in Section 4.16 of the Company Disclosure Schedule;

     (viii) made or entered into any agreement to make any acquisition of all or a substantial part of the assets, properties, securities or business of any other person;

     (ix) paid, directly or indirectly, any of its Liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

     (x) terminated or failed to renew, or received any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement that is or was material to the assets, liabilities, properties, business, operations, condition (financial or otherwise), operations or prospects of the Company;

     (xi) made any revaluation of any assets or write-down of the value of any loans or receivables of the Company in excess of $50,000;

     (xii) except in the ordinary course of business consistent with past practice, accelerated the collection, or sale to third parties, of any receivables of the Company, or delayed the payment of any payables of the Company;

     (xiii) entered into any other contract or other agreement or other transaction that obligates the Company to pay an amount in excess of $50,000, which contract is not terminable by the Company upon not more than 30 days' notice; or

     (xiv) suffered any damage, destruction or loss, whether covered by insurance or not, which has had or could have a Company Material Adverse Effect.

     SECTION 4.29 BROKERAGE. Except for Josephthal & Co., Inc., no broker, agent or finder has acted, directly or indirectly, for the Company or, to the Knowledge of the Company, any of the Company stockholders, nor has the Company or, to the Knowledge of the Company, any of the Company stockholders, incurred any obligation to pay any brokerage fee, agent's commission or finder's fee or other commission in connection with the transactions contemplated by this Agreement. The Company has furnished to Parent a copy of any engagement letter relating to such broker, agent or finder.

     SECTION 4.30 TAXES. (a) The Company and, as applicable, each of its Subsidiaries (i) have duly and timely filed (or there have been filed on their behalf) all material Tax Returns required to be filed (after taking into account all available extensions), (ii) have timely paid or adequately provided for in accordance with GAAP all Taxes due in respect of the periods covered by such Tax Returns, and (iii) have withheld and, if due, paid all Taxes required to have been withheld and, if due, paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, except, in each case, where the failure so to file, pay or provide, or withhold and pay would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (b) Except as set forth in Section 4.30 of the Company Disclosure Schedule, as of the date of this Agreement (i) no material claim for assessment or collection of Taxes is presently being asserted against the Company or its Subsidiaries, (ii) neither the Company nor any of its Subsidiaries is a party to any pending action, proceeding, or investigation by any governmental taxing authority relating to a material Tax, and (iii) the Company does not have Knowledge of any such threatened action, proceeding or investigation.

          (c) Except as set forth in Section 4.30 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is, or has ever been, a party to or bound by any tax indemnity agreement, tax sharing agreement, tax allocation agreement or similar allocation agreement or similar contract or arrangement.

          (d) Except as set forth in Section 4.30 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has requested any extension of time within which to file any income Tax Return which return has not since been filed, nor has the Company or any of its Subsidiaries waived the running of any statute of limitations with respect to any income Taxes.

          (e) Except as set forth in Section 4.30(e) of the Company Disclosure Schedule, the Company has delivered to Parent true and correct copies of all filed income Tax Returns (including information returns and Forms 1120) of the Company and its Subsidiaries which refer to any period of time from January 1, 1995 through the date of this Agreement or to any event which occurred during that period of time. Neither the Company nor any of its Subsidiaries has filed an election under Section 341(f) of the Code that is applicable to the Company, any of its Subsidiaries or any asset held by the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has agreed, or is required, to make any adjustment under
     Section 481(a) of the Code by reason of a change in accounting method or otherwise. Neither the Company nor any of its Subsidiaries is subject to or a member of any joint venture, partnership or other arrangement or contract which is treated as a partnership for federal income tax purposes. The Company has not been a United States real property holding corporation within the meaning of

     Section 897(c)(2) of the Code during the applicable period specified in
     Section 897(c)(1)(A)(ii) of the Code.

          (f) Section 4.30 of the Company Disclosure Schedule lists each state in which the Company and its Subsidiaries are required to file Tax Returns. No written claim has been made after January 1, 1995 by any authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

     SECTION 4.31 ENVIRONMENTAL LAWS. Except as disclosed in the Company SEC Documents or as set forth in Section 4.31 of the Company Disclosure Schedule:

          (a) The Company and its Subsidiaries (i) are in compliance in all material respects with all Environmental Laws; (ii) have obtained and currently maintain in full force and effect all Environmental Permits, the failure to obtain or maintain would, individually or in the aggregate, have a Company Material Adverse Effect; and (iii) are in compliance with all terms and conditions of such Environmental Permits except for noncompliances that would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (b) To the Company's Knowledge, no event has occurred which, upon the passage of time, the giving of notice, or failure to act would reasonably be expected to give rise to material liability to the Company or any of its Subsidiaries under any Environmental Law.

          (c) To the Company's Knowledge, no Hazardous Material has been released, spilled, discharged, dumped, disposed of, or otherwise come to be located in, at or beneath any of the Owned Real Property or the Leased Real Property or any properties or assets formerly owned, operated or otherwise controlled by the Company or its Subsidiaries and used in the conduct of the Company's and its Subsidiaries' businesses (i) in material violation of any Environmental Law, or (ii) in such manner as would reasonably be expected to cause a material environmental liability of the Company or its Subsidiaries.

          (d) To the Company's Knowledge, there are no: (i) aboveground or underground storage tanks or surface impoundments containing Hazardous Materials; (ii) asbestos containing materials or (iii) PCBs or PCB-containing equipment, located within any portion of the Owned Real Property or the Leased Real Property, the presence which individually or in the aggregate could have a Company Material Adverse Effect.

          (e) To the Company's Knowledge, no liens have been placed upon any Owned Real Property or Leased Real Property in connection with any actual or alleged liability under any Environmental Law.

          (f) There is no pending or, to the Knowledge of the Company, threatened, material claim, litigation or administrative proceeding against the Company arising under any Environmental Law;

          (g) Neither the Company nor any of its Subsidiaries has received any notice, claim, demand, suit or request for information from any Governmental Entity or private entity with respect to any liability or alleged liability under any Environmental Law which is outstanding and if adversely decided could reasonably be expected to result in the Company incurring material liability under Environmental Laws, nor, to the Knowledge of the Company, has any other entity whose liability therefor, in whole or in part, may be attributed to the Company or any of its Subsidiaries, received such notice, claim, demand, suit or request for information. Neither the Company nor any of its Subsidiaries, nor, to the Company's Knowledge, any prior owner or operator of the Leased Real Property has generated, disposed of, or arranged for the disposal of any Hazardous Material except in material compliance with Environmental Law.

          (h) Neither the Company nor any of its Subsidiaries has, and, to the Knowledge of the Company, no other entity whose liability therefor, in whole or in part, may be attributed to the Company or its Subsidiaries, disposed of any Hazardous Material at any location which is identified on the current or proposed (i) National Priorities List under 40 C.F.R. 300 Appendix B or (ii) CERCLIS, in each case except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

          (i) The Company has made available to Parent all material environmental studies and reports pertaining to the Owned Real Property or the Leased Real Property, the operations conducted thereon that are in the Company's possession.

     SECTION 4.32 COMPANY ACTION. The Board of Directors of the Company (at a meeting duly called and held) has by the requisite vote of all directors present
(a) determined that the Merger is advisable and fair and in the best interests of the Company and its stockholders, (b) approved the Merger in accordance with the applicable provisions of the Delaware Corporation Law and (c) recommended the approval of this Agreement and the Merger by the holders of the Company Common Stock and directed that the Merger be submitted for consideration by the Company's stockholders at the Company Meeting.

     SECTION 4.33 OPINION OF FINANCIAL ADVISOR. The Board of Directors of the Company has received, on the date of this Agreement, the oral opinion of Ryan, Beck & Co., Inc., to be confirmed in writing, to the effect that, as of such date and subject to the assumptions and qualifications contained therein, the Exchange Ratio in the Merger is fair to the holders of the Company Common Stock from a financial point of view. A copy of the written opinion of Ryan, Beck & Co., Inc. will be delivered to Parent as soon as practicable after the date of this Agreement.

     SECTION 4.34 CANCELLATION OF CERTAIN AGREEMENTS.  Except as set forth in
Section 4.34 of the Company Disclosure Schedule, the Company has terminated each of the agreements referred to therein, without any payment of consideration in any form by the Company and without further obligation under such agreement or arising from such termination, provided that such termination may be contingent on the consummation of the Merger so long as the Company does not make any further payment of consideration in any form while this Agreement is in effect, and provided further that nothing in this Section 4.34 shall preclude the Company from paying any consideration under any such agreement to the extent earned prior to the date hereof in accordance with the terms of such agreement.

     SECTION 4.35 STATUS OF CERTAIN EMPLOYMENT AGREEMENTS. The Company has provided to Parent a true and correct copy of the employment agreement between the Company or one of its Subsidiaries, as applicable, and each person listed in
Section 4.35 of the Company Disclosure Schedule, and each such agreement is as of the date of this Agreement in full force and effect.

                                   ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

     Parent and Sub represent and warrant to the Company that, except as set forth in the disclosure schedule attached hereto (the "Parent Disclosure Schedule"), which Parent

Disclosure Schedule and shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article V:

     SECTION 5.1 EXECUTION AND DELIVERY. Each of Parent and Sub has the corporate power and authority to enter into this Agreement and each other agreement, document or instrument contemplated hereby or to be delivered in connection herewith to which such person is a party (the "Parent Documents") and to carry out its respective obligations hereunder and thereunder. The execution, delivery and performance by Parent and Sub of this Agreement and the Parent Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Parent and Sub, as applicable (and, in the case of this Agreement, by the Board of Directors of Sub and by Parent as the sole stockholder of Sub). This Agreement constitutes the valid and binding obligation of Parent and Sub and the Parent Documents will constitute the valid and binding obligations of Parent and Sub, when executed by such person, in each case, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. No other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement or the Parent Documents and the transactions contemplated hereby and thereby.

     SECTION 5.2 CONSENTS AND APPROVALS. The execution and delivery by Parent and Sub of this Agreement and the Parent Documents to which such person is a party, the performance by Parent and Sub of their respective obligations hereunder and thereunder and the consummation by Parent and Sub of the transactions contemplated hereby and thereby do not require Parent or Sub to obtain any consent, approval or action of, or make any filing or registration with or give any notice to, any Governmental Entity, other than (i) in connection, or in compliance, with the provisions of the H-S-R Act, the Securities Act, the Exchange Act, the 1940 Act and the corporation, securities or blue sky laws or regulations of various states, all of which will be duly obtained or made, as the case may be, on or prior to the Closing, and will be in full force and effect on the Closing Date, (ii) the approval of the SBA, (iii) the filing of the Certificate of Merger with the Secretary of State of Delaware and (iv) as to which the failure to so obtain, file or register would not have a material adverse effect on the funding, management, business, properties, assets, condition (financial or otherwise), liabilities, or operations of Parent and its Subsidiaries, taken as a whole, or adversely affect the consummation of the transactions contemplated hereby in any material respect, but excluding therefrom any such change, effect, event, occurrence or state of facts resulting from or arising in connection with (A) changes or conditions generally affecting the industries in which Parent or its Subsidiaries operate, except to the extent the changes or conditions referred to in this Clause (A) affect the funding of the Parent and its Subsidiaries or (B) this Agreement, the transactions contemplated hereby or the announcement thereof (a "Parent Material Adverse Effect").

     SECTION 5.32 NO BREACH. Except for filings, notices, consents and approvals as may be required by Delaware Corporation Law, the Securities Act, the Exchange Act and the 1940 Act, the execution, delivery and performance by Parent and Sub of this Agreement and the Parent Documents to which either is a party and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not (i) violate any provision of the Certificate of Incorporation or By-Laws of Parent or Sub; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both, constitute) a default under, any contract or other agreement or instrument to which Parent or any of its Subsidiaries is a party or by or to which the assets or properties of Parent or any of its Subsidiaries may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any Governmental Entity against, or binding upon, or any agreement with, or condition imposed by, any Governmental Entity, binding upon Parent or any of its Subsidiaries, or upon the securities, assets or business of Parent or any of its Subsidiaries; (iv) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Parent or any of its Subsidiaries, or to the securities, assets or business of Parent or any of its Subsidiaries; (v) result in the creation or imposition of any lien or other encumbrance or the acceleration of any indebtedness or other obligation of Parent or any of its Subsidiaries; or
(vi) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any Permit of Parent or any of its Subsidiaries; except in the case of (ii) through (vi) for violations, conflicts, breaches, defaults, modifications, impairments, liens or other encumbrances that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

     SECTION 5.4 SEC DOCUMENTS; FINANCIAL STATEMENTS. (a) Parent has filed to Parent's Knowledge, and will file with the SEC all forms, reports, schedules, statements, exhibits and other documents (collectively, the "Parent SEC Documents") required to be filed on or before the date hereof or the Closing Date, respectively, by it under the Securities Act or the Exchange Act. Parent has furnished or made available to the Company true and correct copies of all Parent SEC Documents filed by Parent since January 1, 1999 and will promptly furnish to the Company any other Parent SEC Document filed by or on behalf of Parent with the SEC from the date hereof to the Closing Date. At the time filed, the Parent SEC Documents filed by Parent since January 1, 1999 (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as the case may be.

          (b) The audited consolidated financial statements of Parent for the period from January 1, 1999 to December 31, 1999, together with the report and opinion thereon of Arthur Andersen LLP which are included in the Parent SEC Documents and have previously been delivered to the Company and the unaudited consolidated financial statements of Parent as of and for the nine months ended September 30, 2000 (the "Parent Interim Financial Statements"), which will be included in the Parent SEC Documents and will be delivered to the Company as soon as they are filed, are collectively referred to herein as the "Parent Financial Statements". The Parent Financial Statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and fairly present, in all material respects, on a consolidated basis, the financial position of Parent at, and the results of its operations for, each of the periods then ended and were prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein and, subject, in the case of the Parent Interim Financial Statements, to normal recurring year-end adjustments, the absence of footnote disclosures, and any other adjustments described therein.

     SECTION 5.5 SHARES OF PARENT COMMON STOCK. The shares of Parent Common Stock will, when issued and delivered to the Company stockholders pursuant to
Section 3.1(a), be duly authorized, validly issued, fully paid, non-assessable, and free of all liens and other encumbrances of any kind or nature whatsoever.

     SECTION 5.6 ORGANIZATION, STANDING AND AUTHORITY OF PARENT AND SUB. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of Maryland (in the case of Parent) or Delaware (in the case of Sub), and has all requisite power and authority to own, lease and operate its assets, properties and businesses and to carry on its businesses as now being conducted or currently proposed to be conducted. Parent is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Parent Material Adverse Effect. Sub has not engaged in any business (other than certain organizational matters) since the date of its incorporation. The copies of the Certificate of Incorporation and By-Laws of Parent and Sub included as part of Section 5.6 of the Parent Disclosure Schedule constitute accurate and complete copies of such organizational instruments and accurately reflect all amendments thereto through the date hereof.

     SECTION 5.7 CAPITALIZATION. (a) The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock, par value $0.0001 per share. As of October 27, 2000, there were 81,014,451 shares of Parent Common Stock outstanding and there have been no material changes in such numbers through the date hereof. As of the date hereof, there are no bonds, debentures, notes or other indebtedness issued or outstanding having the right to vote on any matters on which Parent's stockholders may vote. All outstanding shares of Parent Common Stock are duly authorized and are validly issued, fully paid and nonassessable.

          (b) The authorized capital stock of Sub consists of 1,000 shares of Sub Common Stock, all of which are duly authorized, validly issued, fully paid and nonassessable.

     SECTION 5.8 BROKERAGE. Other than Jolson Merchant Partners, no broker, agent or finder has acted, directly or indirectly, for Parent or Sub, nor have Parent and Sub incurred any obligation to pay any brokerage fees, agent's commissions or finder's fee or commission in connection with the transactions contemplated by this Agreement.

     SECTION 5.9 INFORMATION IN DISCLOSURE DOCUMENTS. None of the information supplied by Parent or Sub for inclusion in the Registration Statement and the Proxy Statement will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this provision shall not apply to statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by the Company for use therein. The Registration Statement will comply as to form in all material respects with the provisions of the Securities Act, and the rules and regulations promulgated thereunder. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by Parent contained in this Agreement and no statement contained in any certificate delivered pursuant to Article VII or any exhibit to this Agreement and the Parent Disclosure Schedule, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     SECTION 5.10 NO MATERIAL ADVERSE CHANGE. Since January 1, 2000, there has not been any change, event, occurrence or state of facts that has caused, or would reasonably be expected to cause, a Parent Material Adverse Effect.

     SECTION 5.11 SUB ACTION. The Board of Directors of Sub (at a meeting duly called and held) has by the requisite vote of all directors present approved the Merger in accordance with the provisions of Section 251 of the Delaware Corporation Law. The sole stockholder of Sub has taken all actions necessary to adopt the Merger.

     SECTION 5.12 OPTIONS AND OTHER STOCK RIGHTS. Except for options to purchase Parent Common Stock outstanding under Parent's Amended Stock Option Plan, as amended to date, there is no (i) outstanding option, warrant, call, unsatisfied preemptive right or other agreement of any kind to purchase or otherwise to receive from Parent any of the outstanding, authorized but unissued, unauthorized or treasury shares of Parent Common Stock, Parent Preferred Stock or any other security of the Parent, (ii) outstanding security of any kind convertible into any security of Parent, and (iii) outstanding contract or other agreement to purchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock, Parent Preferred Stock or any other security of Parent.

     SECTION 5.13 TAX INFORMATION IN DISCLOSURE DOCUMENTS. (a) Parent and, as applicable, each of its Subsidiaries (i) have duly and timely filed (or there have been filed on their behalf) all material Tax Returns required to be filed (after taking into account all available extensions), (ii) have timely paid or adequately provided for in accordance with GAAP all Taxes due in respect of the periods covered by such Tax Returns, and (iii) have withheld, and if due, paid all Taxes required to be withheld, and if due, paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, except, in each case, where the failure so to file, pay or provide, or withhold and pay would not, individually or in the aggregate, have a Parent Material Adverse Effect.

          (b) As of the date of this Agreement (i) no material claim for assessment or collection of Taxes is presently being asserted against the Parent or its Subsidiaries, (ii) neither the Parent nor any of its Subsidiaries is a party to any pending action, proceeding, or investigation by any governmental taxing authority relating to a material Tax, and (iii) the Parent does not have Knowledge of any such threatened action, proceeding or investigation.

     SECTION 5.14 LIABILITIES. To Parent's Knowledge, neither Parent nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise that is required by GAAP to be reflected or reserved for on the financial statements of the Parent, except (a) liabilities or obligations disclosed or reserved against in the unaudited consolidated interim financial statements of Parent as of and for the nine months ended September 30, 2000 included in Parent SEC Documents or disclosed in the footnotes thereto or in the footnotes to the audited consolidated financial statements of Parent as of and for the fiscal year ended December 31, 1999 included in Parent SEC Documents or otherwise disclosed in Parent's 1999 Form 10-K or in Parent's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, and (b) liabilities or obligations which do not, individually or in the aggregate, have a Parent Material Adverse Effect.

     SECTION 5.15 COMPLIANCE WITH LAWS. To Parent's Knowledge, Parent is not in violation of any applicable order, judgment, injunction, award or decree, law, ordinance or regulation or any other requirement of any Governmental Entity applicable to Parent or any of its businesses; Parent has not received notice that any such material violation has been alleged or is being investigated.

     SECTION 5.16 PERMITS. To Parent's Knowledge, Parent has obtained all Permits that are necessary for the ownership and conduct of its businesses as presently conducted or currently proposed to be conducted, other than any Permits, the absence of which would not, individually or in the aggregate, have a Parent Material Adverse Effect; such Permits are in full force and effect and are sufficient for the ownership and conduct of such businesses as presently conducted or currently proposed to be conducted; to Parent's Knowledge, no violations exist or have been recorded in respect of any material Permit; and no proceeding is pending or, to the Knowledge of Parent, threatened, that would suspend, revoke or limit any Permit.

     SECTION 5.17 ACTIONS AND PROCEEDINGS. There are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving Parent or any of its directors, officers or employees (in their capacities as such). Except as disclosed in the Parent SEC Documents, as of the date of this Agreement there is no Proceeding which is pending or, to Parent's Knowledge, threatened against or involving Parent, any of its Subsidiaries, or any of their directors, officers or employees (in their capacities as such) or properties, capital stock or assets, except where the failure of any of the foregoing to be true does not individually or in the aggregate have a Parent Material Adverse Effect on Parent.

     SECTION 5.18 LOAN PORTFOLIO. Parent's loan portfolio was acquired in the ordinary course of business. All loans included in such portfolio comply with all laws and regulations of each of the states to which Parent is subject relating thereto except for noncompliances that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

     SECTION 5.19 NO PRIOR ACTIVITIES. Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Sub has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind or entered into any agreement or arrangement with any person.

                                   ARTICLE VI
                            COVENANTS AND AGREEMENTS

     Each of Parent, Sub and the Company (as applicable) covenant and agree as follows:

     SECTION 6.1 CONDUCT OF BUSINESS. (a) Prior to the Effective Time, except as set forth in Section 6.1 of the Company Disclosure Schedule or unless Parent shall otherwise agree in writing:

     (i) The Company shall and, shall cause its Subsidiaries to, carry on their respective business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, and shall use its reasonable efforts to preserve and cause its Subsidiaries to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing businesses shall be unimpaired at the Effective Time, except such impairment as would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company shall and shall cause its Subsidiaries to (i) maintain insurance coverages and their books, accounts and records in the usual manner consistent with prior practices; (ii) comply in all material respects with all laws, ordinances and regulations of Governmental Entities applicable to the Company and its Subsidiaries; (iii) maintain and keep their properties and equipment in good repair, working order and condition, ordinary wear and tear excepted; and (iv) perform in all material respects its obligations under all contracts and commitments to which it is a party or by which it is bound, in each case other than where the failure to so maintain, comply or perform, either individually or in the aggregate, would result in a Company Material Adverse Effect.

     (ii) The Company shall not and shall cause its Subsidiaries not to undertake any of the actions specified in Section 4.28; provided that this Section 6.1(a)(ii) shall not prohibit the Company or any of its Subsidiaries from (A) revaluing or writing down any loan or receivable as required by any Governmental Entity or in accordance with GAAP or
          (B) making or committing to make loans in the ordinary course of business consistent with past practice.

          (b) Neither Parent, Sub nor the Company shall take or cause to be taken any action or omit to take any action, whether before or after the Effective Time, and Parent and Sub have not taken any action or omitted to take any action, in each case which would disqualify the Merger as a "reorganization" within the meaning of Section 368(a) of the Code. The Company, on the one hand, and Parent and Sub, on the other hand, shall execute and deliver to legal counsel to the Company and Parent certificates substantially in the form of Exhibits 6.1(b)-1 and 6.1(b)-2, respectively, at such time or times as reasonably requested by such legal counsel in connection with the delivery of opinions in accordance with Sections 8.7 and 9.3 hereof, or as required in connection with any filings with the SEC, and the Company and Parent shall each provide a copy thereof to the other parties hereto. The parties agree to make such changes to the certificates as they reasonably agree are necessary in connection with the delivery of such opinions. Prior to the Effective Time, none of the Company, Parent or Sub shall take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action that would cause to be untrue) any of the representations in Exhibits 6.1(b)-1 or 6.1(b)-2.

          (c) Prior to the Effective Time, unless the Company shall otherwise consent in writing (which shall not be unreasonably withheld), Parent shall in all material respects carry on its respective businesses in the usual, regular and ordinary course, provided, that for purposes of this Section 6.1(c), "ordinary course" shall mean any activities or business related, directly or indirectly, to lending, financing, leasing and the like.

     SECTION 6.2 LITIGATION INVOLVING THE COMPANY. Prior to the Closing Date, the Company shall notify Parent of any actions or proceedings of the type required to be described in Sections 4.15, 4.30 or 4.31 that are threatened or commenced against the Company, any of its Subsidiaries, or against any officer or director, property or asset of the Company, or with respect to the Company's affairs, promptly upon the Company becoming aware thereof, and of any requests of the Company or, to the Knowledge of the Company, any Company stockholder, for additional information or documentary materials by any Governmental Entity in connection with the transactions contemplated hereby promptly upon the Company becoming aware thereof. As to compliance with such requests for such information, the Company shall consult with and obtain the consent of Parent, which consent shall not be withheld unreasonably; provided that such consent shall be unnecessary where such information is required by law to be provided.

     SECTION 6.3 CONTINUED EFFECTIVENESS OF REPRESENTATIONS AND WARRANTIES OF THE PARTIES. From the date hereof through the Closing Date, (a) the Company shall use all reasonable efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties of the Company contained in Article IV shall continue to be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date as if made on and as of the Closing Date, except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period; (b) Parent and Sub shall use their respective reasonable efforts to conduct their affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Article V shall continue to be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date as if made on and as of the Closing Date, except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period; (c) the Company shall promptly notify Parent and Sub of any event, condition or circumstance occurring from the date hereof through the Closing Date of which the Company becomes aware that would cause any material revisions to the Company Disclosure Schedule provided by the Company pursuant to this Agreement, or that would constitute a violation or breach of this Agreement by the Company; and (d) Parent and Sub shall promptly notify the Company of any event, condition or circumstance occurring from the date hereof through the Closing Date of which it becomes aware that would cause any material revisions to the Parent Disclosure Schedule provided by Parent or Sub pursuant to this Agreement, or that would constitute a violation or breach of this Agreement by Parent or Sub. No such notification shall be deemed an amendment to the Disclosure Schedules to this Agreement, except as otherwise provided by this Agreement.

     SECTION 6.4 CORPORATE EXAMINATIONS AND INVESTIGATIONS;
CONFIDENTIALITY. (a) The Company shall cooperate with Parent as Parent shall reasonably request in connection with the Parent's due diligence review of the Company, to the extent necessary to confirm the accuracy of the Company's representations and warranties. Notwithstanding the foregoing, Parent will not contact, in connection with the transactions contemplated by the Agreement, any customers, suppliers or employees of the Company without obtaining the prior consent of the Company, which consent shall not be unreasonably withheld.

          (b) If this Agreement terminates, the Confidentiality Agreement shall remain in full force and effect in accordance with its terms. If this Agreement is not terminated, the Confidentiality Agreement shall expire and be of no further force or effect following the Effective Time.

     SECTION 6.5 INDEMNIFICATION OF COMPANY OFFICERS AND DIRECTORS. (a) Parent agrees, for a period of six years following the Effective Time, not to amend the indemnification provisions set forth in the Certificate of Incorporation or By-Laws of the Surviving Corporation in a manner that would adversely affect the rights of the Company's officers, directors and employees to indemnification thereunder and agrees to cause the Surviving Corporation to fulfill and honor such obligations to the maximum extent permitted by law; provided, however, that nothing in this Section 6.5 shall prevent Parent from effecting any merger, reorganization or consolidation of the Surviving Corporation, provided that, Parent agrees to satisfy any amounts that would have been payable by the Surviving Corporation (or any successor) and that were not otherwise paid pursuant to the indemnification provisions set forth in the Certificate of Incorporation or By-Laws of the Surviving Corporation for a period commencing at the Effective Time and continuing six years thereafter.

          (b) Parent shall cause to be maintained, for a period of not less than six (6) years after the Effective Time, all of Company's and its Subsidiaries' current directors' and officers' insurance and indemnification policies to the extent that such policies provide coverage for events occurring prior to the Effective Time (collectively, the "D&O Insurance") for all current or former directors, officers or employees of the Company or its Subsidiaries; provided, however, that Parent may, in lieu of maintaining such existing D&O Insurance as provided above, and shall, if the existing D&O Insurance expires or is terminated or canceled during such six (6) year period, cause comparable coverage to be provided under any policy maintained for the benefit of the directors, officers and employees of Parent or any of its Subsidiaries; and provided, further, that
     (i) the issuer thereof shall have a claims-paying rating at least equal to the issuer of the existing D&O Insurance; and (ii) the terms thereof shall be no less advantageous to the directors, officers and employees of Company and its Subsidiaries than the existing D&O Insurance.

     SECTION 6.6 REGISTRATION STATEMENT/PROXY STATEMENT. As promptly as practicable after the execution of this Agreement, the Company and Parent shall prepare and file with the SEC preliminary proxy materials which shall constitute the preliminary Proxy Statement and a preliminary prospectus with respect to the Parent Common Stock to be issued in connection with the Merger. As promptly as practicable after comments are received from the SEC with respect to the preliminary proxy materials and after the furnishing by the Company and Parent of all information required to be contained therein, the Company shall file with the SEC the definitive Proxy Statement and Parent shall file with the SEC the definitive Proxy Statement and the Registration Statement and Parent and the Company shall use all reasonable efforts to cause the Registration Statement to become effective as soon thereafter as practicable.

     SECTION 6.7 COMPLIANCE WITH THE SECURITIES ACT. (a) Prior to the Effective Time the Company shall deliver to Parent a list of names and addresses of each person who, in the Company's reasonable judgment, is an affiliate within the meaning of Rule 145 of the rules and regulations promulgated under the Securities Act (the "Affiliates").

          (b) The Company shall use its reasonable efforts to obtain a written agreement from each person who is identified as a possible Affiliate pursuant to clause (a) above, in the form previously approved by the parties and attached hereto as Exhibit 6.7(b), that he or she will not offer to sell, sell or otherwise dispose of any of the Parent Common Stock issued to him or her pursuant to the Merger, except in compliance with Rule 145 or another exemption from the registration requirements of the Securities Act. The Company shall deliver such written agreements to Parent on or prior to the Effective Time.

     SECTION 6.8 NASDAQ LISTING. Parent shall use its reasonable efforts to list on the Nasdaq National Market, the Parent Common Stock to be issued pursuant to the Merger.

     SECTION 6.9 ACQUISITION PROPOSALS. (a) The Company agrees that neither it nor any of its Subsidiaries, nor any of the officers and directors of any of them shall, and that it shall direct and use its reasonable efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by them or any of their Subsidiaries) not to, directly or indirectly, initiate, solicit or encourage any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation or similar transaction, or any purchase of all or 10% or more of the assets or any equity securities of the Company or any of its Subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"), it being understood that any such activities engaged in prior to the date of this Agreement do not violate this Section 6.9. The Company further agrees that from and after the date hereof neither it nor any of its Subsidiaries nor any of the officers and directors of any of them shall, and that it shall direct and use its reasonable efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by them or any of their Subsidiaries) not to, directly or indirectly, knowingly engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent the Company or its Board of Directors from (A) complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal; (B) providing information in response to a request therefor by a Person who has made a bona fide written Acquisition Proposal that was not solicited in violation of this Section 6.9(a) if the Board of Directors receives from the Person so requesting such information an executed confidentiality agreement on terms substantially similar to those contained in the Confidentiality Agreement; (C) engaging in any negotiations or discussions with any person who has made an unsolicited bona fide written Acquisition Proposal that was not solicited in violation of this Section 6.9(a); or (D) recommending such an Acquisition Proposal to the shareholders of the Company, if and only to the extent that, (i) in each such case referred to in clause (B),
(C) or (D) above, the Board of Directors of the Company determines in good faith after consultation with outside legal counsel that such action is consistent with its directors' fiduciary duties under applicable law and (ii) in each case referred to in clause (C) or (D) above, the Board of Directors of the Company determines in good faith (after consultation with its financial advisor) that such Acquisition Proposal would, if consummated, result in a transaction or a combination of transactions more favorable to the Company's shareholders from a financial point of view than the transactions contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal"). The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. The Company agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 6.9. The Company agrees that it will notify Parent by the end of the next business day following receipt if any such inquiries, proposals or offers relating to an Acquisition Proposal are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives indicating, in connection with such notice, the name of such person (unless disclosure of such name is precluded by the terms of the proposal or offer in question) and the material terms and conditions of any proposals or offers and thereafter shall keep Parent informed, on a current basis, on the status and terms of any such proposals or offers and the status of any such discussions or negotiations. The Company also agrees that it will promptly request each Person that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring it or any of its Subsidiaries to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries.

          (b) Notwithstanding anything in this Section 6.9 to the contrary, if, at any time prior to obtaining the Company stockholders' approval of the Merger, the Company's Board of Directors determines in good faith, on the basis of the advice of its financial advisors and outside counsel, in response to an Acquisition Proposal that did not result from a breach of
     Section 6.9(a), that such proposal is a Superior Proposal, the Company or its Board of Directors may terminate this Agreement if, and only if, the Company shall substantially concurrently with such termination enter into a definitive agreement containing the terms of a Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to this sentence, and any purported termination pursuant to this sentence shall be void and of no force or effect, unless the Company shall have complied with (i) all the provisions of this Section 6.9, including the notification provisions in this Section 6.9, (ii) the following proviso, and (iii) the payment of the termination fee described in Section 12.2(b) prior to or concurrently with such termination; and provided further, however, that the Company shall not exercise its right to terminate this Agreement pursuant to this Section 6.9 until after five Business Days following Parent's receipt of written notice (a "Notice of Superior Proposal") advising Parent that the Company's Board of Directors has received such a Superior Proposal and that such Board of Directors will, subject to any action taken by Parent pursuant to this sentence, cause the Company to accept such Superior Proposal, specifying the material terms and conditions of such Superior Proposal and (unless disclosure of such name is precluded by the terms of the proposal or offer in question) identifying the person making such Superior Proposal (it being understood and agreed that any amendment to the price or any other material term of such a Superior Proposal shall require an additional Notice of Superior Proposal and a new five Business Day period).

     SECTION 6.10 PARENT AND SUB APPROVALS. Parent and Sub shall take all reasonable steps necessary or appropriate to obtain as promptly as practicable all necessary approvals, authorizations and consents of any person or Governmental Entity required to be obtained by Parent and Sub to consummate the transactions contemplated hereby, and will cooperate with the Company in seeking to obtain all such approvals, authorizations and consents. Parent and Sub shall use all reasonable efforts to provide such information to such persons, bodies and authorities as such persons, bodies or authorities or the Company may reasonably request.

     SECTION 6.11 COMPANY APPROVALS. The Company shall take all reasonable steps necessary or appropriate to obtain as promptly as practicable all necessary approvals, authorizations and consents of any third party or Governmental Entity required to be obtained by the Company to consummate the transactions contemplated hereby and will cooperate with Parent in seeking to obtain all such approvals, authorizations and consents. The Company shall use all reasonable efforts to provide such information to such persons, bodies and authorities as such persons, bodies and authorities or Parent may reasonably request.

     SECTION 6.12 NOMINATION TO SURVIVING COMPANY BOARD. Promptly after the Effective Time, Parent shall cause Mr. Robert Tannenhauser and one additional individual designated by him to be nominated and elected as director of the Surviving Corporation.

     SECTION 6.13 EXPENSES. Except as otherwise specifically provided herein, Parent, Sub and the Company shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of investment bankers, agents, representatives, counsel and accountants. In any action, suit or proceeding under or to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and other out-of-pocket expenses from the losing party.

     SECTION 6.14 FURTHER ASSURANCES. (a) Each of Parent, Sub and the Company shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each of Parent, Sub and the Company shall use all reasonable efforts to cause all actions to effectuate the Closing for which such party is responsible under this Agreement to be taken as promptly as practicable, including using all reasonable efforts to obtain all necessary waivers, consents and approvals (including, but not limited to, if applicable, filings under the H-S-R Act and with all applicable Governmental Entities) and to lift any injunction or other legal bar to the Merger (and, in each case, to proceed with the Merger as expeditiously as possible). Notwithstanding the foregoing, there shall be no action required to be taken and no action will be taken in order to consummate and make effective the transactions contemplated by this Agreement if such action, either alone or together with another action, would result in a Company Material Adverse Effect or a Parent Material Adverse Effect.

          (b) In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of Parent and the Surviving Corporation shall take all such necessary action.

          (c) The Company shall cure, or cause to be cured, any defects or noncompliances in its Subsidiaries' organization or qualification as identified in Section 4.7(b) of the Company Disclosure Schedule.

     SECTION 6.15 HART-SCOTT-RODINO. Each of the Company and Parent (i) shall use their reasonable efforts to file, and to cause their "ultimate parent entities" to file, as soon as practicable a "Notification and Report Form For Certain Mergers and Acquisitions" under the H-S-R Act with respect to the Merger and the transactions contemplated hereby, (ii) shall take all other actions as may be necessary, desirable or convenient to obtain the required approval under the H-S-R Act and (iii) will comply at the earliest practicable date with any request for additional information received by it from the FTC or Justice pursuant to the H-S-R Act.

     SECTION 6.16 SBA APPROVAL. Each of the Company and Parent (i) shall use its reasonable efforts, and shall take all actions as may be necessary, desirable or convenient, to obtain the approval of the SBA with respect to the Merger and the transactions contemplated hereby and (ii) will comply at the earliest practicable date with any request for additional information received by it from the SBA.

     SECTION 6.17 UPDATING SCHEDULES. In connection with the Closing, Parent, Sub and the Company will, promptly upon becoming aware of any fact requiring supplementation or amendment of the Schedules, supplement or amend the various Schedules to this Agreement to reflect any matter which, if existing, occurring or known on the date of this Agreement, would have been required to be set forth or described in such Schedules which was or has been rendered inaccurate thereby. No such supplement or amendment to the Schedules shall have any effect for the purpose of determining satisfaction of the conditions set forth in Articles VII, VIII and IX hereof, or the compliance by any party hereto with its covenants and agreements set forth herein.

     SECTION 6.18 EMPLOYEE BENEFITS. (a) Effective at the Effective Time, the Surviving Corporation shall establish a nonqualified deferred compensation plan (the "Surviving Corporation Plan") covering employees of the Surviving Corporation who remain as employees of the Company at the Effective Time and who, as of the Effective Time, held options to purchase shares of Company Common Stock, which options were not vested as of the Effective Time (the "Unvested Options"). Under the Surviving Corporation Plan, each covered employee shall have an account to which will be credited a number of shares of Parent Common Stock (including fractional shares thereof). The number of shares of Parent Common Stock credited to a covered employee's account shall be equal to (1) the product of (x) the difference between $3.50 per share and the exercise price per share of the covered employee's Unvested Options multiplied by (y) the number of Unvested Options held by such employee, divided by (2) $19.39. In addition, the amount of any dividends paid on shares of Parent Common Stock equal to shares of Parent Common Stock credited to a covered employee's plan account shall be credited to that account. Shares and accumulated dividends shall be paid to covered employees in accordance with the vesting schedule to be established under the Surviving Corporation Plan (which vesting schedule shall be no less favorable to the covered employee than the schedule under his or her Unvested Options) or, pursuant to the separate election of each covered employee with respect to the period after vesting, payment may be deferred until a date or event specified by such employee or allocated to a type of investment fund specified by such employee. In exchange for the credits made under the Surviving Corporation Plan, the covered employees shall surrender all rights to any Unvested Options. A copy of the Surviving Corporation Plan shall be provided to the Company prior to the Closing Date.

          (b) The Company shall use all reasonable efforts to cause the holders of each Unvested Option to surrender all of the Unvested Options to the Company for cancellation prior to the Effective Time; provided, however, that the Unvested Options shall not be deemed canceled until the holders thereof have been credited shares of Parent Common Stock under the Surviving Corporation Plan in accordance with Section 6.18(a) after the Effective Time.

     SECTION 6.19 COMPANY RECAPITALIZATION. The Company shall use all reasonable efforts to consummate the Company Recapitalization, subsequent to the consummation of the Futuronics Merger and immediately prior to the Effective Time, including the obtaining of the necessary consents of the Company's stockholders thereto.

                                  ARTICLE VII
                CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION
                              TO EFFECT THE MERGER

     The respective obligations of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following conditions, any one or more of which may be waived by them, to the extent permitted by law:

     SECTION 7.1 COMPANY STOCKHOLDER APPROVAL. This Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of the Company's stockholders.

     SECTION 7.2 LISTING OF SHARES. The shares of Parent Common Stock issuable in the Merger shall have been approved for listing on the Nasdaq National Market.

     SECTION 7.3 HART-SCOTT-RODINO. All applicable waiting periods with respect to any "Notification and Report Form For Certain Mergers and Acquisitions" required to be filed by Parent, the Company or any of their "ultimate parent entities" in compliance with the H-S-R Act in connection with the transactions contemplated hereby shall have passed, or early termination of such waiting periods shall have been granted.

     SECTION 7.4 EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect.

     SECTION 7.5 SBA APPROVAL. The SBA shall have approved the Merger, this Agreement and the transactions contemplated hereby; provided, that if such approval is subject to any conditions, such conditions shall be reasonably acceptable to Parent and shall not prevent the continued operation of Company substantially as currently conducted.

     SECTION 7.6 LITIGATION. No action, suit or proceeding shall have been instituted and be continuing or be threatened by any Governmental Entity to restrain, modify or prevent the carrying out of the transactions contemplated hereby and no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger or limiting or restricting Parent's conduct or operation of the business of the Company after the Merger shall have been issued.

     SECTION 7.7 FUTURONICS MERGER; COMPANY RECAPITALIZATION. The Futuronics Merger and the Company Recapitalization shall have been consummated no later than the Effective Time of the Merger.

                                  ARTICLE VIII
                   CONDITIONS PRECEDENT TO THE OBLIGATION OF
                      PARENT AND SUB TO EFFECT THE MERGER

     The obligation of Parent and Sub to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following additional conditions, any one or more of which may be waived by them, to the extent permitted by law:

     SECTION 8.1 REPRESENTATIONS AND COVENANTS. The representations and warranties of the Company contained in this Agreement (including those contained in the Company Disclosure Schedule, as the same may be amended from time to time pursuant to the provisions hereof) shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, (except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct as of such date or period), except where the failure of such representations and warranties to be true and correct (without giving effect to any materiality or Company Material Adverse Effect limitations therein) would not have, and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and the Company stockholders who are parties to the Voting Agreement, shall have performed and complied, respectively, in all material respects with all covenants and agreements required by this Agreement and the Voting Agreement to be performed or complied with by the Company or such Company stockholders on or prior to the Closing Date. The Company shall have delivered to Parent and Sub certificates, dated the Closing Date, and signed by an Executive Officer of the Company to the foregoing effect.

     SECTION 8.2 ABSENCE OF MATERIAL ADVERSE CHANGE. Since the date hereof, there shall not have been any change, event, occurrence or state of facts that has caused or would reasonably be expected to cause a Company Material Adverse Effect.

     SECTION 8.3 RECEIPT OF AGREEMENTS. On the date hereof, Parent shall have received executed originals of (i) the Voting Agreement and (ii) the Agreements with Specified Shareholders. On or prior to the Closing Date, Parent shall have received executed originals of each of the Employment Agreements.

     SECTION 8.4 EXERCISE AND CONVERSION OF VESTED STOCK OPTIONS AND
WARRANTS. All vested Company Stock Options and all Company Warrants shall have been fully exercised for the purchase of Company Common Stock.

     SECTION 8.5 UNVESTED OPTIONS. All Unvested Options shall have been surrendered and canceled pursuant to Section 6.18.

     SECTION 8.6 CONVERTIBLE DEBENTURES. Not more than $250,000 in aggregate principal amount of Company Convertible Debentures shall be outstanding immediately prior to the Effective Time.

     SECTION 8.7 TAX OPINION. Parent shall have received the opinion, based on the representations of the Company, Parent and Sub, (which representations shall be in substantially the form attached hereto as Exhibits 6.1(b)-1 and 6.1(b)-2 respectively), of Sutherland Asbill & Brennan LLP, counsel to Parent and Sub (or, if such counsel does not render such opinion, such other counsel as shall be reasonably acceptable to Parent) to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and such opinion shall not have been withdrawn or modified in any material respect. Parent may not waive this condition without the consent of the Company.

     SECTION 8.8 CLOSING CONDITIONS. Documentation or other information shall have been received in a form reasonably satisfactory to Parent and Sub which evidences that the conditions set forth in this Article VIII have been satisfied.

                                   ARTICLE IX
   CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO EFFECT THE MERGER

     The obligation of the Company to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following additional conditions, any one or more of which may be waived by the Company, to the extent permitted by law:

     SECTION 9.1 REPRESENTATIONS AND COVENANTS. The representations and warranties of Parent and Sub contained in this Agreement (including those contained in the Parent Disclosure Schedule, as the same may be amended from time to time pursuant to the provisions hereof) shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, (except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct as of such date or period), except where the failure of such representations and warranties to be true and correct (without giving effect to any materiality or Parent Material Adverse Effect limitations therein) would not have, and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and Sub shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Parent or Sub on or prior to the Closing Date. Parent and Sub shall have delivered to the Company certificates of an Executive Officer of Parent and Sub, dated the Closing Date, to the foregoing effect.

     SECTION 9.2 ABSENCE OF MATERIAL ADVERSE CHANGE. Since the date hereof, there shall not have been any change, event, occurrence or state of facts that has caused or would reasonably be expected to cause a Parent Material Adverse Effect.

     SECTION 9.3 TAX OPINION. The Company shall have received the opinion of Weil, Gotshal & Manges LLP, counsel to the Company (or, if such counsel does not render such opinion, such other counsel as shall be reasonably acceptable to the Company), based on the representations of the Company, Parent and Sub, (which representations shall be in substantially the form attached hereto as Exhibits 6.1(b)-1 and 6.1(b)-2 respectively), to the effect that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code and such opinion shall not have been withdrawn or modified in any material respect. The Company may not waive this condition without the consent of Parent.

     SECTION 9.4 CLOSING CONDITIONS. Documentation or other information shall have been received in a form reasonably satisfactory to the Company which evidences that the conditions set forth in this Article IX have been satisfied.

                                   ARTICLE X
                                    CLOSING

     The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, at 10:00 a.m. local time on the Closing Date or at such other time and place as the parties may mutually agree.

                                   ARTICLE XI
                  NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES,
                            COVENANTS AND AGREEMENTS

     SECTION 11.1 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. Notwithstanding any right of Parent and Sub to investigate fully the affairs of the Company, or any right of the Company to investigate fully the accuracy of the representations and warranties of Parent and Sub, and notwithstanding any knowledge of facts determined or determinable by Parent, Sub or the Company, as the case may be, pursuant to such investigation or right of investigation, Parent, Sub and the Company, as the case may be, have the right to rely fully upon the representations, warranties, covenants and agreements of the Company, Parent and Sub, as the case may be, contained in this Agreement. No representations, warranties, covenants or agreements in this Agreement, except the covenants and agreements contained in Articles III, XIII and XIV and Sections 4.29, 5.8, 6.1(b), 6.5, 6.12, 6.13 and 6.18, shall survive the
Effective Time.

                                  ARTICLE XII
                            TERMINATION OF AGREEMENT

     SECTION 12.1 TERMINATION. This Agreement may be terminated prior to the Closing as follows:

          (a) by either Parent or the Company if the Merger shall not have been consummated on or before April 30, 2001;

          (b) by the Company if any of the conditions specified in Article VII or IX have not been met or waived by the Company at such time as any such condition is no longer capable of satisfaction;

          (c) by Parent if any of the conditions specified in Article VII or VIII have not been met or waived by Parent at such time as any such condition is no longer capable of satisfaction;

          (d) by Parent if the Company or the Company stockholders who are parties to the Voting Agreement shall have breached any of their respective obligations under Article VI of this Agreement or the Voting Agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of the breach from Parent;

          (e) by the Company if Parent or Sub shall have breached any of their respective obligations under Article VI of this Agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of the breach from the Company;

          (f) by the Company if its Board of Directors, in the exercise of its fiduciary duties, accepts an Acquisition Proposal in accordance with
     Section 6.9;

          (g) at any time on or prior to the Closing Date, by mutual written consent of Parent, Sub and the Company.

     SECTION 12.2 EFFECT OF TERMINATION. (a) Subject to Section 12.2(b), if this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and be of no further force and effect and there shall be no obligation on the part of Parent, Sub or the Company, except for the provisions of this Agreement relating to the obligations of parties under Sections 6.4(b), 6.13, 12.1 and 12.2(b) and Articles XIII and XIV. None of the parties hereto shall have any liability in respect to a termination of this Agreement prior to Closing, except to the extent that termination results from the intentional, willful or knowing violation of the representations, warranties, covenants or agreements of such party under this Agreement and except as provided in Section 12.2(b) hereof.

          (b) In the event that this Agreement is terminated by the Company pursuant to Section 12.1(f), then the Company shall, promptly, but in no event later than one Business Day after the date of such termination, pay to the Parent a termination fee of $2,750,000 (the "Termination Fee") payable by wire transfer of same day funds.

                                  ARTICLE XIII
                                  DEFINITIONS

     SECTION 13.1 DEFINITIONS. The following terms when used in this Agreement shall have the following meanings:

     "Acquisition Proposal" has the meaning set forth in Section 6.9.

     "affiliate" (or "affiliates" as the context may require), with respect to any person, means any other person controlling, controlled by or under common control with such person.

     "Affiliates" has the meaning set forth in Section 6.7(a).

     "Agreement" has the meaning set forth in the preamble.

     "Agreements with Specified Shareholders" means agreements between Parent and each of the Named Persons pursuant to which such persons agree to certain restrictions on their ability to transfer Parent Common Stock received in the Merger for a specified period after the Effective Time.

     "Business Day" means any day other than a Saturday or a Sunday, or a day on which banking institutions in the State of New York are obligated by law or executive order to close.

     "Canceled Company Stock" has the meaning set forth in Section 3.1(d).

     "CERCLA" shall mean the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. (S)(S) 9601 et seq. as amended.

     "Certificates" has the meaning set forth in Section 3.2(a).

     "Closing" has the meaning set forth in Article X.

     "Closing Date" means (a) the day on which the last of all conditions to the consummation of the transactions contemplated hereby (other than conditions which contemplate only delivery or filing of one or more documents contemporaneously with the Closing) have been satisfied or waived, or (b) such other date as the parties hereto agree in writing.

     "Code" has the meaning set forth in the recitals.

     "Company" has the meaning set forth in the preamble.

     "Company Audited Financial Statements" has the meaning provided in Section 4.10.

     "Company Class B Stock" means Class B common stock, par value $0.01 per share, of the Company created pursuant to the Company Recapitalization and having powers and rights identical to the Company Common Stock and voting together with the Company Common Stock as a single class.

     "Company Common Stock" means, the common stock of the Company, having a par value of $.01 (one cent) per share.

     "Company Convertible Debentures" means the Company's 9% Convertible Subordinated Notes Due 2003, Conversion Price $2.75 Per Share and the Company's 9 1/4% Convertible Subordinated Notes Due 2001, Conversion Price $2.00 Per Share.

     "Company Disclosure Schedule" has the meaning set forth in the preamble to
Article IV.

     "Company Documents" has the meaning set forth in Section 4.1.

     "Company Financial Statements" has the meaning set forth in Section 4.10.

     "Company Interim Financial Statements" has the meaning set forth in Section 4.10.

     "Company Material Adverse Effect" has the meaning set forth in Section 4.3.

     "Company Meeting" has the meaning set forth in Section 3.6.

     "Company Recapitalization" means a recapitalization of the Company immediately prior to the Effective Time, pursuant to which (A) the Company Class B Stock will be created, (B) each share of Company Common Stock held by Futuronics will be exchanged for one share of Company Class B Stock, and (C) a number of shares of Company Common Stock (the "Executive Shares") equal to 5.1 percent of the total number of shares of Company

Common Stock outstanding immediately prior to the Company Recapitalization shall be exchanged with certain individuals for a corresponding number of shares of Company Class B Stock as follows: (i) a number of shares of Company Common Stock held by Robert F. Tannenhauser equal to 72.2 percent of the Executive Shares will be exchanged for a corresponding number of shares of Company Class B Stock,
(ii) a number of shares of Company Common Stock held by Peter D. Blanck equal to
10.3 percent of the Executive Shares will be exchanged for a corresponding number of shares of Company Class B Stock, (iii) a number of shares of Company Common Stock held by Richard Blanck equal to 10.3 percent of the Executive Shares will be exchanged for a corresponding number of shares of Company Class B Stock and (iv) a number of shares of Company Common Stock held by Jennifer M.Goldstein equal to 7.2 percent of the Executive Shares will be exchanged for a corresponding number of shares of Company Class B Stock.

     "Company SEC Documents" has the meaning set forth in Section 4.10.

     "Company Stock Option" means any option for the purchase of Company Common Stock.

     "Company Warrant" means any warrant for the purchase of Company Common
Stock.

     "Confidentiality Agreement" means the Mutual Nondisclosure Agreement dated as of August 3, 2000, between Parent and the Company.

     "Confirmation" has the meaning set forth in Section 3.1(e).

     "contracts and other agreements" mean all contracts, agreements, supply agreements, undertakings, indentures, notes, bonds, loans, instruments, leases, mortgages, commitments or other binding arrangements.

     "Converting Shareholder" has the meaning set forth in Section 3.2(a).

     "Delaware Corporation Law" has the meaning set forth in Section 1.1.

     "Distribution" means any distribution of cash, securities or property on or in respect of the Company Common Stock whether as a dividend or otherwise.

     "Effective Time" has the meaning set forth in Section 1.2.

     "Employment Agreements" means employment agreements, satisfactory in form and substance to Parent, between the Surviving Corporation, on the one hand, and Robert F. Tannenhauser and Jennifer M. Goldstein, respectively, on the other, to become effective at the Effective Time.

     "Environmental Laws" means all applicable federal, state, and local laws, ordinances, rules, regulations, codes, duties under the common law or orders, including, without limitation, any requirements imposed under any Permits, licenses, judgments, decrees, agreements or recorded covenants, conditions, restrictions or easements, the purpose of which is to protect the environment.

     "Environmental Permits" shall mean all Permits, licenses, approvals, authorizations, consents or registrations required under applicable Environmental Laws in connection with the ownership, use and/or operation by the Company or its Subsidiaries of their properties.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations and rulings issued thereunder.

     "Exchange Agent" has the meaning set forth in Section 3.2(a).

     "Exchange Ratio" has the meaning set forth in Section 3.1(a)(1).

     "Executive Officers" means, as to Parent and the Company, respectively, its chairman of the board, its president, any vice president (executive, senior or other), secretary, treasurer or chief financial officer, if any, or any other officer or employee having supervisory responsibility for a principal business function.

     "Family Member" means, with respect to any person, a parent, spouse, sibling or lineal descendent of such person.

     "FTC" means the Federal Trade Commission or any successor agency or department.

     "Futuronics" means Futuronics Corporation, a New York corporation.

     "Futuronics Acquisition Co." means Allied Capital F Sub Corporation, a New York corporation and a wholly owned subsidiary of Parent.

     "Futuronics Merger" means the merger of Futuronics Acquisition Co. with and into Futuronics upon the terms and subject to the conditions set forth in the Futuronics Merger Agreement.

     "Futuronics Merger Agreement" means the Agreement and Plan of Merger, dated as of even date herewith, by and among Parent, Futuronics Acquisition Co. and Futuronics.

     "GAAP" means generally accepted accounting principles in the United States of America from time to time in effect.

     "Governmental Entities" means (a) any international, foreign, federal, state, county, local or municipal government or administrative agency or political subdivision thereof, (b) any governmental agency, authority, board, bureau, commission, department or instrumentality, (c) any court or administrative tribunal, (d) any non-governmental agency, tribunal or entity that is vested by a governmental agency with applicable jurisdiction, or (e) any arbitration tribunal or other non-governmental authority with applicable jurisdiction.

     "Hazardous Materials" means (i) any substance or material regulated or identified as hazardous, toxic, pollutant or contaminant under Environmental Laws, including gasoline, diesel fuel or other petroleum hydrocarbons, PCBs or asbestos; or (ii) any pollutant, toxic substance, or contaminant.

     "H-S-R Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "Insurance Policies" has the meaning set forth in Section 4.25.

     "Intellectual Property Rights" has the meaning set forth in Section
4.19(a).

     "IRS" means the Internal Revenue Service or any successor agency or department.

     "Knowledge of Company" or "of which Company is aware" or words of similar import shall be deemed to mean the actual knowledge of the following individuals: Robert F. Tannenhauser, Jennifer M. Goldstein, Leonard Rudolph, David I. Redlener and Louis M. Hafkin.

     "Knowledge of Parent" or "of which Parent is aware" or words of similar import shall be deemed to mean the actual knowledge of the following individuals: William L. Walton, Joan M. Sweeney, and Penni F. Roll.

     "Justice" means the Antitrust Division of the Department of Justice or any successor agency or department.

     "Leased Real Property" has the meaning set forth in Section 4.18(a).

     "Leases" has the meaning set forth in Section 4.18(a).

     "Liabilities" has the meaning set forth in Section 4.11.

     "lien or other encumbrance" (or "liens or other encumbrances" or "liens or other encumbrance" or "lien or other encumbrances" as the context may require or any similar formulation) means any lien, claim, pledge, mortgage, assessment, security interest, charge, option, right of first refusal, easement, servitude, adverse claim, transfer restriction under any stockholder or similar agreement or other encumbrance of any kind.

     "Merger" has the meaning set forth in the recitals.

     "Named Persons" means each of Robert F. Tannenhauser, Carol Tannenhauser, David Tannenhauser, Emily Tannenhauser, Peter D. Blanck, Richard Blanck, Jennifer M. Goldstein, Diane Rosenfeld, R. Matthew McGee and Futuronics.

     "1940 Act" shall mean the Investment Company Act of 1940, as amended, and the regulations and rulings issued thereunder.

     "Notice of Superior Proposal" has the meaning set forth in Section 6.9(b).

     "Owned Real Property" has the meaning set forth in Section 4.18

     "Parent" has the meaning set forth in the preamble.

     "Parent Common Stock" means the common stock, par value $0.0001 per share, of Parent.

     "Parent Disclosure Schedule" has the meaning set forth in the preamble to
Article V.

     "Parent Documents" has the meaning set forth in Section 5.1.

     "Parent Financial Statements" has the meaning set forth in Section 5.4.

     "Parent Interim Financial Statements" has the meaning set forth in Section 5.4.

     "Parent Material Adverse Effect" has the meaning set forth in Section 5.2.

     "Parent SEC Documents" has the meaning set forth in Section 5.4.

     "Permits" (or "Permit" as the context may require) mean all licenses, permits, certificates, certificates of occupancy, orders, approvals, registrations, authorizations and qualifications with and under all federal, state, or local or laws.

     "person" (or "persons" as the context may require) means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Entity or other entity.

     "Plan" or "Plans" has the meaning set forth in Section 4.23(a).

     "Proceeding" has the meaning set forth in Section 4.15.

     "property" (or "properties" as the context may require) means real, personal or mixed property, tangible or intangible.

     "Proxy Statement" has the meaning set forth in Section 4.9.

     "Receiving Party" has the meaning set forth in Section 14.1.

     "Registration Statement" has the meaning set forth in Section 4.9.

     "Releasing Party" has the meaning set forth in Section 14.1.

     "SBA" has the meaning set forth in Section 4.2.

     "SEC" means the Securities and Exchange Commission or any successor agency or department.

     "Securities Act" means the Securities Act of 1933, as amended, and the regulations and rulings issued thereunder.

     "Share Consideration" has the meaning set forth in Section 3.2(a).

     "Sub" has the meaning set forth in the preamble hereof.

     "Sub Common Stock" means the common stock, par value $0.01 per share, of Sub.

     "Subsidiaries" (or "Subsidiary" as the context may require), means each entity as to which a person, directly or indirectly, owns or has the power to vote, or to exercise a controlling influence with respect to, 50% or more of the securities of any class of such entity, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such entity, provided that, with respect to Parent, the term "Subsidiary" or "Subsidiaries" shall not include any person that is not required to be consolidated on consolidated financial statements of Parent prepared in accordance with GAAP.

     "Superior Proposal" has the meaning set forth in Section 6.9.

     "Surviving Corporation" has the meaning set forth in Section 1.1.

     "Surviving Corporation Plan" has the meaning set forth in Section 6.18.

     "Taxes" (or "Tax" as the context may require) means all federal, state, county, local, foreign and other taxes (including, without limitation, income, intangibles, premium, excise, sales, use, gross receipts, franchise, ad valorem, severance, capital levy, transfer, employment and payroll-related, and property taxes, import duties and other governmental charges and assessments), and includes interest, additions to tax and penalties with respect thereto.

     "Tax Returns" means any return or report relating to Taxes.

     "Termination Fee" has the meaning set forth in Section 12.2.

     "Voting Agreement" has the meaning set forth in the preamble.

     "Unvested Options" has the meaning set forth in Section 6.18.

                                  ARTICLE XIV
                                 MISCELLANEOUS

     SECTION 14.1 PUBLICITY. So long as this Agreement is in effect, prior to making a press release or other public statement with respect to the transactions contemplated by this Agreement, any party (a "Releasing Party") will consult with the other party (the "Receiving Party") and provide such other party with a draft of such press release, except as may otherwise be required by law or stock exchange regulations.

     SECTION 14.2 PARENT GUARANTY. Parent hereby unconditionally and irrevocably guarantees the full and timely payment and performance by Sub of its obligations hereunder.

     SECTION 14.3 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered, express mail or nationally recognized courier service, postage prepaid. Any such notice shall deemed given when so delivered personally or successfully sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails, as follows:

     (i)  if to Parent or Sub to:

          Allied Capital Corporation
        1919 Pennsylvania Avenue, 3rd Floor
        Washington, D.C. 20006
        Attention: Joan M. Sweeney
        Telecopy No.: (202) 973-6351
        with a concurrent copy to:
        Sutherland Asbill & Brennan LLP
        1275 Pennsylvania Avenue, N.W.
        Washington, D.C. 20004
        Attention: James D. Darrow
        Telecopy No.: (202) 637-3593

     (ii) if to the Company to:

          BLC Financial Services, Inc.
        645 Madison Avenue, 19th Floor
        New York, New York 10022
        Attention: Robert Tannenhauser
        Telecopy No.: (212) 888-3949
        with a copy to:
        Weil, Gotshal & Manges LLP
        767 Fifth Avenue
        New York, New York 10153
        Attention: Simeon Gold
        Telecopy No.: (212) 310-8007

     Any party may by notice given in accordance with this Section 14.3 to the other parties designate another address or person for receipt of notices hereunder.

     SECTION 14.4 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules hereto) and the agreements contemplated hereby, including but not limited to the Confidenti-

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

ality Agreement, contain the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, with respect thereto.

     SECTION 14.5 WAIVERS AND AMENDMENTS; NON CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES; LIABILITY. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the parties or, in the case of waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and, except as provided in Section 12.2, are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach. The limitations on claims set forth in this Section 14.5 and elsewhere in this Agreement shall not apply in the case of fraud on the part of the Company.

     SECTION 14.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 14.7 BINDING EFFECT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and heirs and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by any party without the prior written consent of the other party hereto; provided, however, that Parent may assign its rights (but not its obligations) hereto to its Subsidiaries.

     SECTION 14.8 THIRD PARTY BENEFICIARIES. Except for Section 6.1(b) and 6.5, nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     Without limiting the foregoing, no direct or indirect holder of any equity interests or securities of any party hereto (whether such holder is a limited or general partner, member, stockholder or otherwise), nor any affiliate of any party hereto, nor any director, officer, employee, representative, agent or other controlling person of each of the parties hereto and their respective affiliates, shall have any liability or obligation arising under this Agreement or the transaction contemplated hereby, except as may be provided in a separate written agreement signed by such Person.

     SECTION 14.9 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     SECTION 14.10 EXHIBITS AND SCHEDULES. The exhibits and schedules hereto are a part of this Agreement as if fully set forth herein. All references herein to Articles, Sections,

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

subsections, clauses, exhibits and schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

     SECTION 14.11 HEADINGS. The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement.

     SECTION 14.12 SUBMISSION TO JURISDICTION; VENUE. Any action or proceeding against any party hereto with respect to this Agreement shall be brought in the courts of the State of New York or of the United States located in the State of New York, and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto irrevocably consents to the service of process at any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in Section 14.3, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any party hereto to serve process on any other party hereto in any other manner permitted by law. Each party hereto irrevocably waives any objection which it may now have or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION 14.13 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 14.14 SEVERABILITY. If any court of competent jurisdiction determines that any provision of this Agreement is not enforceable in accordance with its terms, then such provision shall be deemed to be modified so as to apply such provision, as modified, to the protection of the legitimate interests of the parties hereto to the fullest extent legally permissible and shall not affect the validity or enforceability of the remaining provisions of this Agreement.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                ALLIED CAPITAL CORPORATION

                                By: /s/ JOAN SWEENEY
                                   ---------------------------------------------
                                    Title: Managing Director and Chief Operating
                                          Officer
                                    Name: Joan Sweeney

                                ALLIED CAPITAL B SUB CORPORATION

                                By: /s/ JOAN SWEENEY
                                   ---------------------------------------------
                                    Title: Managing Director
                                    Name: Joan Sweeney

                                BLC FINANCIAL SERVICES, INC.

                                By: /s/ ROBERT TANNENHAUSER
                                   ---------------------------------------------
                                Title: President and Chief Executive Officer
                                Name: Robert Tannenhauser

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